
                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

                          DATED AS OF DECEMBER 26, 2002

                                  BY AND AMONG

       A.M. CASTLE & CO., TOTAL PLASTICS, INC.,OLIVER STEEL PLATE CO. AND
                           KEYSTONE TUBE COMPANY, LLC
                             EACH AS AN ORIGINATOR,

                                       AND

                                CASTLE SPFD, LLC,
                                    AS BUYER

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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                                TABLE OF CONTENTS

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                                                                                         Page
ARTICLE I DEFINITIONS AND INTERPRETATION..........................................         2

Section 1.01. Definitions.........................................................         2
Section 1.02. Rules of Construction...............................................         2

ARTICLE II SALE OF RECEIVABLES AND THE RELATED SECURITY...........................         2

Section 2.01. Agreement to Sell...................................................         2
Section 2.02. Grant of Security Interest..........................................         3

ARTICLE III CONDITIONS PRECEDENT..................................................         4

Section 3.01. Conditions to Initial Transfer......................................         4
Section 3.02. Conditions to all Transfers.........................................         5

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS..............................         5

Section 4.01. Representations and Warranties of each of the Originators...........         5
Section 4.02. Affirmative Covenants of each Originator............................        13
Section 4.03. Reporting Requirements of the Parent................................        20
Section 4.04. Negative Covenants of each of the Originators.......................        20
Section 4.05. Breach of Representations, Warranties or Covenants..................        24

ARTICLE V INDEMNIFICATION.........................................................        25

Section 5.01. Indemnification.....................................................        25

ARTICLE VI DISTRIBUTIONS..........................................................        27

Section 6.01. Distributions.......................................................        27

ARTICLE VII COLLATERAL SECURITY...................................................        27

Section 7.01. Security Interest...................................................        27
Section 7.02. Other Collateral; Rights in Receivables and the Related Security....        27
Section 7.03. Originators Remain Liable...........................................        28

ARTICLE VIII PERFORMANCE UNDERTAKING..............................................        28

Section 8.01. Guaranty of Performance of Guaranteed Obligations...................        28
Section 8.02. Parent's Further Agreements to Pay..................................        29
Section 8.03. Waivers by Parent...................................................        29
Section 8.04. Unenforceability of Guaranteed Obligations Against any Affiliated
               Party..............................................................        30

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

Section 8.05. Subrogation; Subordination..........................................        30
Section 8.06. Termination of Performance Undertaking..............................        31
Section 8.07. Effect of Bankruptcy................................................        31
Section 8.08. Setoff..............................................................        31

ARTICLE IX MISCELLANEOUS..........................................................        32

Section 9.01. Notices.............................................................        32
Section 9.02. No Waiver; Remedies.................................................        33
Section 9.03. Successors and Assigns..............................................        34
Section 9.04. Termination; Survival of Obligations................................        34
Section 9.05. Complete Agreement; Modification of Agreement.......................        35
Section 9.06. Amendments and Waivers..............................................        35
Section 9.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL........        35
Section 9.08. Counterparts........................................................        37
Section 9.09. Severability........................................................        37
Section 9.10. Section Titles......................................................        37
Section 9.11. No Setoff...........................................................        37
Section 9.12. Press Releases......................................................        37
Section 9.13. Further Assurances..................................................        37
Section 9.14. Expenses............................................................        38

EXHIBIT 2.01(a)...................................................................        41

ANNEX 4.03(a).....................................................................

ANNEX 4.03(b).....................................................................

ANNEX 4.04(l).....................................................................

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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                               INDEX OF APPENDICES

Exhibit 2.01(a)        Form of Receivables Assignment

Schedule 4.01(a)       Jurisdictions of Incorporation/Organization
Schedule 4.01(b)       Executive Offices; Collateral Locations; Legal or Other
                        Names
Schedule 4.01(c)(v)
Schedule 4.01(d)       Litigation
Schedule 4.01(f)       Financial Statements
Schedule 4.01(g)(iii)
Schedule 4.01(i)       Labor Matters
Schedule 4.01(j)       Ventures, Subsidiaries and Affiliates; Outstanding Equity
                        Interests
Schedule 4.01(k)       Taxes
Schedule 4.01(l)       Infringement Claims
Schedule 4.01(o)       ERISA
Schedule 4.01(v)       Deposit and Disbursement Accounts
Schedule 4.02(h)       Trade Names
Schedule 4.04(e)       Capital Structure

Annex X                Definitions
Annex Y                Schedule of Documents

Annex 4.03(a)          Financial Statements and Projections
Annex 4.03(b)          Reporting Requirements of the Parent
Annex 4.04(l)          Financial Covenants

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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            THIS RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of December 26, 2002, by and among A. M. CASTLE & CO., a Maryland corporation ("Parent"), TOTAL PLASTICS, INC., a Michigan corporation, OLIVER STEEL PLATE CO., a Delaware corporation, and KEYSTONE TUBE COMPANY, LLC, a Delaware limited liability company (together with Parent, each an "Originator", and collectively, the "Originators"), and CASTLE SPFD, LLC, a Delaware limited liability company (the "Buyer").

                                    RECITALS

            A. Each of the Originators now owns, and from time to time hereafter will own, Receivables and the Related Security.

            B. Buyer has been formed for the sole purpose of purchasing, or otherwise acquiring by capital contribution, and reselling to the Administrative Agent for the benefit of the Purchaser, all Receivables and the Related Security originated by each Originator.

            C. Each of the Originators intends to sell, and Buyer intends to purchase, such Receivables and the Related Security, from time to time, as described herein.

            D. In addition, each of the Originators may, from time to time, contribute capital to Buyer in the form of Contributed Receivables or cash.

            E. Parent owns, directly or indirectly, one hundred percent (100%) of the equity interests of each of the other Originators and, as such, will receive direct and indirect economic benefits from the sales of the Receivables and the Related Security described in Recital C.

            F. Originators and the Independent Member own, directly or indirectly, one hundred percent (100%) of the Equity Interests of the Buyer and, as such, will receive direct and indirect economic benefits from the sales of the Receivables and the Related Security described in Recital C.

            G. Pursuant to Article VIII hereto, Parent is willing to guarantee to Buyer the full and punctual payment and performance by each other Originator and each other Servicer that is a Subsidiary or an Affiliate of Parent (each of the foregoing, collectively, an "Affiliated Party") of its respective Guaranteed Obligations, as defined herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

      Section 1.01. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in Annex X.

      Section 1.02. Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II
                  SALE OF RECEIVABLES AND THE RELATED SECURITY

      Section 2.01. Agreement to Sell.

      (a) Sale of Receivables and the Related Security. Subject to the terms and conditions hereof, each of the Originators agrees to sell or contribute, without recourse except to the extent specifically provided herein, to Buyer on the Closing Date and on each Business Day thereafter including the Facility Termination Date (the Closing Date and each such Business Day, a "Transfer Date") all Receivables and the Related Security owned by it on each such Transfer Date, and Buyer agrees to purchase or acquire as a capital contribution all such Receivables and the Related Security on each such Transfer Date (each such sale or contribution a "Transfer"). All such Transfers by the Originators shall be evidenced by a single certificate of assignment substantially in the form of Exhibit 2.01(a) (the "Receivables Assignment"), and each of the Originators and Buyer shall execute and deliver the Receivables Assignment on or before the Closing Date.

      (b) Determination of Sold Receivables. It is understood and agreed that each Transfer of a Receivable and the Related Security on a Transfer Date subsequent to the Closing Date shall occur immediately upon creation of such Receivable. On and as of each Transfer Date, all Receivables and the Related Security owned by each of the Originators and not previously acquired by Buyer shall be identified for sale to Buyer such that the Sale Price to be paid by Buyer therefor does not exceed the amount of cash available to Buyer for the payment thereof (each such Receivable identified for sale, individually, a "Sold Receivable" and, collectively, the "Sold Receivables"). The Sold Receivables will be identified by reference to the General Trial Balance of each of the Originators.

      (c) Payment of Sale Price. In consideration for each Sale of Sold Receivables hereunder by an Originator, Buyer shall pay to the applicable Originator on the Transfer Date therefor the Sale Price therefor in Dollars in immediately available funds. All such payments by

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
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Buyer under this Section 2.01(c) shall be effected by means of a wire transfer on the day when due to such account or accounts as the applicable Originator may designate.

      (d) Determination of Contributed Receivables. To the extent that, on and as of any Transfer Date, Receivables owned by each of the Originators do not constitute Sold Receivables pursuant to Section 2.01(b), then each of the Originators shall, unless it has delivered an Election Notice (as defined below) to Buyer, contribute such Receivables and the Related Security to Buyer as a capital contribution (each such contributed Receivable, individually, a "Contributed Receivable," and collectively, the "Contributed Receivables"). If any Originator elects not to contribute Receivables and the Related Security to Buyer on any Transfer Date, or if any Receivables and the Related Security eligible for sale and owned by such Originator are not sold on any Transfer Date, such Originator shall deliver to Buyer not later than 5:00 p.m. (New York City time) on such Transfer Date a notice of election thereof (each such notice, an "Election Notice").

      (e) Ownership of Transferred Receivables. On and after each Transfer Date and after giving effect to the Transfer(s) to be made on each such date, Buyer shall own the Transferred Receivables and the Related Security and no Originator shall take any action inconsistent with such ownership, nor shall the Originators claim any ownership interest in such Transferred Receivables and the Related Security.

      (f) Reconstruction of General Trial Balance. If at any time any Originator fails to generate its General Trial Balance, Buyer shall have the right to reconstruct such General Trial Balance so that a determination of the Sold Receivables and Contributed Receivables can be made pursuant to Section 2.01(b). Each of the Originators agrees to cooperate with such reconstruction, including by delivery to Buyer, upon Buyer's request, of copies of all applicable Contracts and Records.

      (g) Servicing of Receivables. So long as no Event of Servicer Termination shall have occurred and be continuing and no Successor Servicer has assumed the responsibilities and obligations of the Servicers pursuant to Section 9.02 of the Purchase Agreement, the Servicers shall (i) conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Transferred Receivables, all in accordance with (A) the terms of the Purchase Agreement, (B) customary and prudent servicing procedures for trade receivables of a similar type and (C) all applicable laws, rules and regulations, and (ii) hold all Contracts and other documents and incidents relating to the Transferred Receivables in trust for the benefit of Buyer, as the owner thereof, and for the sole purpose of facilitating the servicing of the Transferred Receivables in accordance with the terms of the Purchase Agreement.

      Section 2.02. Grant of Security Interest. The parties hereto intend that each Transfer of Receivables and the Related Security pursuant to this Agreement shall constitute an absolute sale, transfer and assignment of all of the applicable Originator's rights, title and interest in and to the Transferred Receivables and the Related Security to Buyer, and not a loan from Buyer to

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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the Originators secured by the Transferred Receivables and the Related Security.
Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by Buyer under Section 2.01 hereof, the parties agree that if for any reason the Transfer of a Receivable and the Related Security is treated as a loan, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that each of the Originators does hereby grant, to the Buyer a continuing security interest in all of such Originator's right, title and interest in, to and under the Originator Collateral whether now owned or hereafter acquired by such Originator to secure the obligations of such Originator to the Buyer hereunder (including, if and to the extent that any Transfer is recharacterized as a transfer for security, the repayment of a loan deemed to have been made by the Buyer in the amount of the Sale Price with respect thereto and which secures the Buyer's right to receive all Collections of the Transferred Receivables as otherwise contemplated under this Agreement), which security interest shall be prior to all Adverse Claims thereto.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

      Section 3.01. Conditions to Initial Transfer. The initial Transfer hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of Buyer and the Administrative Agent, as Buyer's assignee):

      (a) Sale Agreement; Other Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to each of the Originators and Buyer, and Buyer shall have received such documents, instruments, agreements and legal opinions as Buyer shall request in connection with the transactions contemplated by this Agreement, and all those identified in the Schedule of Documents, each in form and substance satisfactory to Buyer.

      (b) Governmental Approvals. Buyer shall have received (i) satisfactory evidence that each of the Originators has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from each of the Originators in form and substance satisfactory to Buyer affirming that no such consents or approvals are required.

      (c) Compliance with Laws. Each of the Originators shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.02(g) except to the extent that the failure to so comply, individually or in the aggregate, could not be expected to have a Material Adverse Effect.

      (d) Payment of Expenses. Each Originator shall have paid all expenses required to be paid by it on the Closing Date, and shall have reimbursed the Buyer for its share of all costs and

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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expenses of closing the transactions contemplated hereunder including the
Buyer's legal and audit expenses, and other document preparation.

      (e) Purchase Agreement Conditions. Each of those conditions precedent set forth in Sections 3.01 and 3.02 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein.

      Section 3.02. Conditions to all Transfers. Each Transfer hereunder (including the initial Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Transfer Date therefor:

      (a) the representations and warranties of each of the Originators contained herein or in any other Related Document shall be true and correct as of such Transfer Date or in any other Related Document, both before and after giving effect to such Transfer and to the application of the Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

      (b) no Incipient Termination Event or Termination Event shall have occurred and be continuing or would result after giving effect to such Transfer or the application of the Sale Price therefor;

      (c) Each of the Originators and each other member of the Parent Group, shall be in compliance with each of its covenants and other agreements set forth herein, or in any other Related Document; and

      (d) Each of the Originators shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to Buyer as Buyer may request.

            The acceptance by each of the Originators of the Sale Price for any of its Sold Receivables and the Related Security or the contribution by each Originator of any Contributed Receivables and the Related Security on any Transfer Date shall be deemed to constitute, as of any such Transfer Date, a representation and warranty by such Originator that the conditions in this
Section 3.02 have been satisfied. Upon any such acceptance, title to the Transferred Receivables and Related Security sold or contributed on such Transfer Date shall be vested absolutely in Buyer, whether or not such conditions were in fact so satisfied.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 4.01. Representations and Warranties of each of the Originators. To induce Buyer to purchase the Sold Receivables and the Related Security and to acquire the Contributed Receivables and the Related Security, each of the Originators makes the following representations and warranties to Buyer as to itself, each and all of which shall survive the execution and delivery of this Agreement.

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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      (a) Existence; Compliance with Law. Such Originator (i) is either a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as set forth on Schedule 4.01(a) attached hereto; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified is not reasonably likely to result in a Material Adverse Effect; (iii) has the requisite corporate or limited liability company power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to obtain such licenses, permits, consents or approvals is not reasonably likely to result in a Material Adverse Effect; (v) is in compliance with its Organic Documents; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      (b) Executive Offices; Collateral Locations; Legal or Other Names; Organizational ID Number. As of the Closing Date, the current location of such Originator's chief executive office, principal place of business, other offices, the warehouses and premises within which such Originator Collateral is stored or located, and the locations of all records of such Originator concerning the Originator Collateral are set forth in Schedule 4.01(b) and such Originator's state of organization, chief executive office location or principal place of business location has not changed within the past 12 months. During the prior five years, except as set forth in Schedule 4.01(b), such Originator has not been known as or used any corporate, fictitious or trade name. In addition,
Schedule 4.01(b) lists the organizational identification number issued by such Originator's state of organization or states that no such number has been issued and lists the federal employer identification number of such Originator.

      (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by such Originator of this Agreement and the execution, delivery and performance by such Originator of any other Related Documents to which it is a party and the creation and perfection of all Transfers and Liens provided for herein and therein: (i) are within such Person's corporate or company power, as the case may be; (ii) have been duly authorized by all necessary or proper corporate or company action, as the case may be, and all necessary shareholder or member action, as applicable; (iii) do not contravene any provision of such Person's Organic Documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority, except where such violation could not reasonably be expected to have a Material Adverse Effect;
(v) except as set forth in Schedule 4.01(c)(v), do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon

                                       A. M. Castle & Co., Total Plastics, Inc.,
                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
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any of the property of such Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which will have been duly obtained, made or complied with prior to the Closing Date as provided Section 3.01(b). The exercise by Buyer of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Buyer, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in
Section 3.01(b). On or prior to the Closing Date, each of the Related Documents shall have been duly executed and delivered by such Originator that is a party thereto and each such Related Document shall then constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms.

      (d) No Litigation. No Litigation is now pending or, to the knowledge of such Originator, threatened against such Originator or any member of the Parent Group, that (i) challenges such Originator's or member of the Parent Group's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Transfer, Purchase, contribution or pledge of any Receivable and the Related Security or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or (iii) has a reasonable risk of being determined adversely to such Originator or any member of the Parent Group and that, if so determined, could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.01(d), as of the Closing Date there is no Litigation pending or threatened that seeks damages in excess of $250,000 or injunctive relief against, or alleges criminal misconduct by, such Originator or any member of the Parent Group.

      (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing , such Originator is and will be Solvent and no insolvency proceedings of any nature are now pending or threatened against it.

      (f) Financial Statements and Projections. The Financial Statements and Projections referred to in Annex 4.03(a) hereto have been delivered on the date hereof. All Financial Statements concerning such Originator that are referred to in Annex 4.03(a) have been prepared in accordance with GAAP with procedures consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended. The Projections have been prepared by such Originator in light of the past operations of its business. The Projections are based upon the same accounting principles as those used in the preparation of the Financial Statements described above and the estimates and assumptions stated therein, all of which such Originator believes to be reasonable and fair in light of current conditions and current facts known to such Originator and, as of the Closing Date, reflect such Originator's good faith and

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                           Oliver Steel Plate Co, and Keystone Tube Company, LLC
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reasonable estimates of the future financial performance of such Originator for the period set forth therein.

      (g) Material Adverse Effect. Between December 31, 2001 and the Closing Date, (i) no member of the Parent Group has incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by any member of the Parent Group or has become binding upon any member of the Parent Group's assets and no law or regulation applicable to any member of the Parent Group has been adopted that has had or could reasonably be expected to have a Material Adverse Effect; and (iii) except as set forth on Schedule 4.01(g)(iii), no member of the Parent Group is in default and no third party is in default under any material contract, lease or other agreement or instrument to which any member of the Parent Group is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect.

      (h) Ownership of Receivables and the Related Security; Liens. Except for any Liens of the Collateral Administrative Agent on the Receivables and the Related Security which Lien will be automatically released upon Transfer thereof pursuant to the Intercreditor Agreement: (i) such Originator owns each Receivable and the Related Security originated by it free and clear of any Adverse Claim (other than Permitted Originator Encumbrances) and, from and after each Transfer Date, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in each Transferred Receivable and the Related Security purchased or otherwise acquired from such Originator on such date, free and clear of any Adverse Claim or restrictions on transferability; (ii) as of the Closing Date, none of the other assets and properties of such Originator are subject to any Adverse Claims other than Permitted Originator Encumbrances, and there are no facts, circumstances or conditions known to such Originator that may result in any Adverse Claims other than Permitted Originator Encumbrances; (iii) such Originator has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Originator's right, title and interest in and to the Receivables originated by it and its other properties and assets; (iv) such Originator has rights in and the power to Transfer each Receivable originated by it and included in the Originator Collateral, together with all related Related Security, and upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Originator Encumbrances and (v) the Liens granted by such Originator to Buyer pursuant to Sections 2.02 and 7.01 will at all times be fully perfected first priority Liens in and to the Originator Collateral, subject only to Permitted Originator Encumbrances.

      (i) Labor Matters. As of the Closing Date (a) no strikes or other material labor disputes against such Originator are pending or, to such Person's knowledge, threatened; (b) hours worked by and payment made to employees of such Originator comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters; (c) all payments due from such Originator for employee health and welfare insurance have been paid or

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accrued as a liability on the books of such Person; (d) [intentionally omitted];
(e) there is no organizing activity involving such Originator pending or, to such Person's knowledge, threatened by any labor union or group of employees;
and (f) there are no representation proceedings pending or, to such Originator's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of such Originator has made a pending demand for recognition; and (g) except as set forth in Schedule 4.01(i), there are no material complaints or charges against such Originator pending or, to the knowledge of such Person, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by such Originator that seek damages in excess of $250,000 in the aggregate or $100,000 individually.

      (j) Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests. Except as set forth in Schedule 4.01(j), such Originator has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Equity Interests of such Originator other than Parent is owned (directly or indirectly) by Parent. Except as described on Schedule 4.01(j), there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which such Originator may be required to issue, sell, repurchase or redeem any of its Equity Interest or other equity securities or any Equity Interest or other equity securities of its Subsidiaries. All outstanding Equity Interests of such Originator as of the Closing Date are described in Schedule 4.01(j).

      (k) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by such Originator and each of its Subsidiaries have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 4.02(m)(ii). Proper and accurate amounts have been withheld by such Originator from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 4.01(k) sets forth as of the Closing Date (i) those taxable years for which such Originator's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. As of the Closing Date, except as described on Schedule 4.01(k), such Originator has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. As of the Closing Date, no such Originator or to its knowledge any of its Affiliates has agreed or been requested to make any adjustment under Code Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

      (l) Intellectual Property. As of the Closing Date, such Originator owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore

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conducted by it or proposed to be conducted by it. To the knowledge of such
Originator after diligent inquiry, such Originator conducts its business and affairs without infringement of or interference with any intellectual property of any other Person. Except as set forth in Schedule 4.01(l), such Originator is not aware of any infringement or claim of infringement by others of any intellectual property of such Originator.

      (m) Full Disclosure. All information contained in this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of such Originator to Buyer, the Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of such Originator to Buyer, the Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact. The Projections are not a guaranty of future performance, and actual results may materially differ from the Projections.

      (n) Notices to Obligors. Such Originator has directed all Obligors of Transferred Receivables and the Related Security originated by it to remit all payments with respect to such Receivables for deposit in a Lockbox or Lockbox Account.

      (o) ERISA.

            (i) Schedule 4.01(o) lists all Plans of such Originator and separately identifies all Pension Plans, including all Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Except as otherwise provided in
      Schedule 4.01(o), (x) each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, (y) neither such Originator nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan and (z) neither such Originator nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in
      Section 4975 of the IRC, in connection with any Plan that would subject such Originator to a material tax on prohibited transactions imposed by
      Section 4975 of the IRC.

            (ii) Except as set forth in Schedule 4.01(o): (A) no Title IV Plan has any Unfunded Liability; (B) no ERISA Event or event described in
      Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending or, to the knowledge of such Originator, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (D) neither

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      such Originator nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (E) within the last five years no Title IV Plan with Unfunded Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of such Originator or any ERISA Affiliate; (F) Equity Interests of such Originator and its ERISA Affiliates make up, in the aggregate, no more than 10% of the assets of any Plan, measured on the basis of fair market value as of the last valuation date of any Plan.

      (p) Brokers. No broker or finder acting on behalf of such Originator other than William Blair & Company, LLC was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and such Originator has no obligation to any Person other than William Blair & Company, LLC in respect of any finder's or brokerage fees in connection therewith.

      (q) Margin Regulations. Such Originator is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Such Originator does not own any Margin Stock, and no portion of the Sale Price for any Sale hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. Such Originator will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

      (r) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

      (s) Government Regulation. Such Originator is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. Such Originator is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder or under the other Related Documents. The purchase or acquisition of Transferred Receivables and the Related Security by Buyer hereunder, the application of the Sale Price for the foregoing and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

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      (t) Books and Records; Minutes. Such Originator maintains (i) books and records of account and (ii) minutes of the meetings and other proceedings of its Equity Holders and board of directors or partners, as applicable, that are separate from the analogous records and minutes of Buyer.

      (u) Deposit and Disbursement Accounts. Schedule 4.01(u) lists all banks and other financial institutions at which such Originator maintains any deposit accounts established for the receipt of collections on accounts receivable as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor, in each case as of the Closing Date.

      (v) Representations and Warranties in Other Related Documents. Each of the representations and warranties of such Originator contained in the Related Documents (other than this Agreement) is true and correct in all material respects and such Originator hereby makes each such representation and warranty to, and for the benefit of, the Purchaser and the Administrative Agent as if the same were set forth in full herein, and such Originator consents to the assignment of Buyer's rights to the Administrative Agent for the benefit of the Purchaser and its successors and assigns as contemplated in Section 4.02(f).

      (w) Receivables. With respect to each Transferred Receivable originated by such Originator designated as an Eligible Receivable in any Investment Base
Certificate:

            (i) such Receivable satisfies the criteria for an Eligible Receivable prior to its Transfer to Buyer;

            (ii) upon its Transfer to Buyer, such Receivable and the Related Security was owned by the applicable Originator free and clear of any Adverse Claim (other than Permitted Originator Encumbrances), and such Originator had the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Related Documents and, upon such Transfer, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Receivable and the Related Security, free and clear of any Adverse Claim and, following such Transfer, such Receivable and the Related Security will not be subject to any Adverse Claim as a result of any action or inaction on the part of such Originator;

            (iii) the Transfer of each such Receivable and the Related Security pursuant to this Agreement and the Receivables Assignment constitutes, as applicable, a valid sale, contribution, transfer, assignment, setover and conveyance to Buyer of all right, title and interest of such Originator in and to such Receivable and the Related Security; and

            (iv) such Originator has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable or the Related Security) that would cause

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      it or should have caused it to expect that any payments on such Receivable or the Related Security will not be paid in full when due or to expect any other Material Adverse Effect.

            The representations and warranties described in this Section 4.01 shall survive the Transfer of the Transferred Receivables and the Related Security to Buyer, any subsequent assignment of the Transferred Receivables and the Related Security by Buyer, and the termination of this Agreement and the other Related Documents and shall continue until the indefeasible payment in full of all Transferred Receivables and the Related Security.

      Section 4.02. Affirmative Covenants of each Originator. Each Originator covenants and agrees as to itself that, unless otherwise consented to by Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

      (a) Offices and Records. Such Originator shall maintain its principal place of business and chief executive office and the office at which it keeps its Records at the respective locations specified in Schedule 4.01(b) or, upon 30 days' prior written notice to Buyer and the Administrative Agent, at such other location in a jurisdiction where all action requested by Buyer, the Purchaser or the Administrative Agent pursuant to Section 9.13 shall have been taken with respect to the Transferred Receivables and the Related Security. Such Originator shall at its own cost and expense, for not less than three years from the date on which each Transferred Receivable and the Related Security was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Transferred Receivable and the Related Security, including records of all payments received, credits granted and merchandise returned with respect thereto. Such Originator will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Buyer's interest in the Receivables and the Related Security, and (B) segregate (from all other receivables then owned by such Originator) all Contracts relating to each Receivable and the Related Security.

      (b) Access. Such Originator shall, during normal business hours, from time to time upon one Business Day's prior notice and as frequently as Buyer, the Servicers or the Administrative Agent determines to be appropriate: (i) provide Buyer, the Servicers or the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables and the Related Security), facilities, advisors and employees (including officers) and to the Originator Collateral, (ii) permit Buyer, the Servicers or the Administrative Agent and any of their respective officers, employees and agents, to inspect, audit and make extracts from its books and records, including all Records, reasonably related to the general purposes of such inspection and audit, (iii) permit Buyer, the Servicers or the Administrative Agent and their respective officers, employees and agents, to inspect, review and evaluate the Transferred Receivables and the Related Security and other Originator Collateral, as applicable, and (iv) permit Buyer, the Servicers or the Administrative Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables and the Related Security or such Originator's performance under this Agreement or the affairs, finances

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and accounts of the Originators with any of their officers, directors, employees, representatives or agents (in each case, with those Persons having knowledge of such matters) and with their independent certified public accountants. If an Incipient Termination Event or a Termination Event shall have occurred and be continuing, or the Administrative Agent, in good faith in its reasonable judgment, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Administrative Agent's rights or interests (on behalf of the Purchaser) in the Transferred Receivables and the Related Security or the Originator Collateral insecure, such Originator shall provide such access at reasonably extended business hours and without advance notice and shall provide Buyer, the Servicers or the Administrative Agent with access to its suppliers and customers. Such Originator shall make available to Buyer, the Servicers or the Administrative Agent and their respective counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that Buyer, the Servicers or the Administrative Agent may request. Such Originator shall deliver any document or instrument necessary for Buyer, the Servicers or the Administrative Agent, as they may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Originators, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Originator.

      (c) Supplemental Disclosure. From time to time as may be reasonably requested by Administrative Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of a Termination Event), each Originator shall supplement each Schedule hereto, or any representation herein or in any other Related Documents, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Schedule or representation shall amend, supplement or otherwise modify any Schedule or representation, or be or be deemed a waiver of any Termination Event resulting from the matters disclosed therein, except as consented to by Administrative Agent in writing, and (b) no supplement shall be required or permitted as to representations and warranties that relate solely to the Closing Date.

      (d) Communication with Accountants. Such Originator authorizes Buyer, the Servicers and the Administrative Agent to communicate directly with its independent certified public accountants, and authorizes and shall instruct those accountants and advisors to disclose and make available to Buyer, the Servicers and the Administrative Agent any and all financial statements and other completed supporting financial documents, schedules and information relating to such Originator (including copies of any issued management letters) with respect to the business, results of operations and financial condition of such Originator. Such Originator agrees to render to Buyer, the Servicers and the Administrative Agent at such Originator's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Termination Event shall have occurred and be continuing, such Originator shall, promptly upon request therefor, assist Buyer in delivering to the Administrative

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Agent Records reflecting activity through the close of business on the Business
Day immediately preceding the date of such request.

      (e) Compliance With Credit and Collection Policies. Such Originator shall comply in all material respects with the Credit and Collection Policies applicable to each Transferred Receivable and the Related Security therefor, and with the terms of such Transferred Receivables and the Related Security.

      (f) Assignment. Each Originator agrees that, to the extent permitted under the Purchase Agreement, Buyer may assign all of its right, title and interest in, to and under the Transferred Receivables and the Related Security and this Agreement, including its right to exercise the remedies set forth in Section
4.05. Each Originator agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of Buyer, all of the obligations of such Originator hereunder, including any obligations of such Originator set forth in Sections 4.02(p), 4.05, 5.01 and 9.14.

      (g) Compliance with Agreements and Applicable Laws. Each Originator shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables and the Related Security, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      (h) Maintenance of Existence and Conduct of Business. Each Originator shall (i) do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with the terms of its Organic Documents;
(iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Schedule 4.02(h) or, upon 30 days' prior written notice to Buyer and the Administrative Agent, in such other corporate or trade names with respect to which all action requested by Buyer, the Purchaser or the Administrative Agent pursuant to Section 9.13 shall have been taken with respect to the Transferred Receivables and the Related Security. No Originator shall change the type of entity it is, its jurisdiction of incorporation or organization, or its organization number, if any, issued by its state of incorporation or organization, except upon 30 days' prior written notice to Buyer and the Administrative Agent, and with respect to which jurisdiction all action requested by Buyer, the Purchaser or the Administrative Agent pursuant to Section 9.13 shall have been taken with respect to the Transferred Receivables and the Related Security.

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      (i) Notice of Material Event. Each Originator shall promptly inform Buyer in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, such Originator proposes to take with respect thereto:

            (i) any Litigation commenced or threatened against such Originator or with respect to or in connection with all or any portion of the Transferred Receivables and the Related Security originated by such Originator that (A) seeks damages or penalties in an uninsured amount in excess of $250,000 in any one instance or $1,000,000 in the aggregate, (B) seeks injunctive relief, (C) is asserted or instituted against any Plan, its fiduciaries or its assets or against such Originator or any ERISA Affiliate in connection with any Plan, (D) alleges criminal misconduct by such Originator, (E) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liability, (F) would, if determined adversely, have a Material Adverse Effect;

            (ii) the commencement of a case or proceeding by or against such Originator seeking a decree or order in respect of Person (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Originator, or for any substantial part of such Person's assets, or
      (C) ordering the winding-up or liquidation of the affairs of such Originator;

            (iii) (A) any Adverse Claim made or asserted against any of the Transferred Receivables originated by such Originator and the Related Security of which it becomes aware or (B) any determination that a Transferred Receivable originated by such Originator designated as an Eligible Receivable in an Investment Base Certificate or otherwise was not an Eligible Receivable at the time of such designation;

            (iv) the receipt of notice that (A) such Originator or any Subsidiary thereof is being placed under regulatory supervision as a result of any violation of any law or regulation, (B) any license, permit, charter, registration or approval necessary for the conduct of such Originator or any Subsidiary therof business is to be, or may be, suspended or revoked, (C) such Originator or any Subsidiary thereof has received any notice relating to ERISA, Environmental Laws or Environmental Permits or (D) such Originator or any Subsidiary therof is to cease and desist any practice, procedure or policy employed by such Person in the conduct of its business if such cessation may have a Material Adverse Effect;

            (v) (A) each infringement or claim of infringement by any other Person of any intellectual property of such Originator or any Subsidiary thereof necessary for the servicing and collection of the Receivables and the Related Security and (B) each item of intellectual property necessary for the servicing and collection of the Receivables and the Related Security by such Originator or any Subsidiary therof which it does not own or have rights to use;

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            (vi) the execution or filing with the IRS or any other Governmental
      Authority of any agreement or other document extending, or having the effect of extending, the period for assessment or collection of taxes, assessments or other charges which if not paid would reasonably be expected to cause a Material Adverse Effect;

            (vii) (A) the occurrence of any "Event of Default" under (and as defined in the) Permitted Outstanding Debt Documents, (B) the termination of the Permitted Outstanding Debt Documents or any event that has caused the Permitted Outstanding Debt Documents to cease to be in full force and effect (other than as a result of the repayment of the Permitted Outstanding Debt to the extent such repayment is permitted under Section 4.04(n)), (C) the occurrence of any "Termination Event" under (and as defined in the) Purchase Agreement, (D) the termination of the Purchase Agreement or any event that has caused the Purchase Agreement to cease to be in full force and effect; or

           (viii) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect;

      (j) Use of Proceeds. Each Originator shall utilize the proceeds of the Sale Price obtained by it for each Sale made by it hereunder solely for general corporate purposes and to pay any related expenses payable by such Originator under this Agreement and the other Related Documents in connection with the transactions contemplated hereby and thereby and for no other purpose.

      (k) Separate Identity.

            (i) Each Originator shall, and shall cause each of its Affiliates included in the Parent Group to, maintain corporate records and books of account separate from those of Buyer.

            (ii) The financial statements of each Originator shall disclose the effects of such Originator's transactions in accordance with GAAP and, in addition, disclose that (A) Buyer's sole business consists of the purchase or acceptance through capital contribution of the Receivables and the Related Security from the Originators and the subsequent resale of such Receivables and the Related Security to the Administrative Agent for the benefit of the Purchaser, (B) Buyer is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of Buyer's assets prior to any value in Buyer becoming available to Buyer's Equity Holders and (C) the assets of Buyer are not available to pay creditors of the Originators or any of their Affiliates.

            (iii) The resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by such Originator as official records.

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            (iv) Parent shall, and shall cause each member of the Parent Group to, maintain an arm's length relationship with Buyer and shall not hold itself out as being liable for the Indebtedness of Buyer.

            (v) Each Originator shall, and shall cause each member of the Parent Group to, keep its assets and its liabilities wholly separate from those of Buyer.

            (vi) Each Originator shall, and shall cause each member of the Parent Group to, conduct its business solely in its own name through its duly Authorized Officers or agents and in a manner designed not to mislead third parties as to the separate identity of the Buyer.

            (vii) The Originators shall not, and shall not permit any member of the Parent Group to, mislead third parties by conducting or appearing to conduct business on behalf of Buyer or expressly or impliedly representing or suggesting that such Originator or Affiliate thereof is liable or responsible for the Indebtedness of Buyer or that the assets of such Originator or any Affiliate are available to pay the creditors of Buyer.

            (viii) Each Originator shall cause operating expenses and liabilities of Buyer to be paid from Buyer's own funds.

            (ix) Each Originator shall at all times have stationery and other business forms and a mailing address and telephone number separate from those of Buyer.

            (x) Each Originator shall, and shall cause each member of the Parent Group to, at all times limit its transactions with Buyer only to those expressly permitted hereunder or under any other Related Document.

            (xi) Each Originator shall, and shall cause each member of the Parent Group to, comply with (and cause to be true and correct) each of the facts and assumptions contained in the opinion of Sidley Austin Brown & Wood delivered pursuant to the Schedule of Documents.

      (l) ERISA. Each Originator shall give Buyer and the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

      (m)  Payment, Performance and Discharge of Obligations.

           (i) Subject to Section 4.02(m)(ii), each Originator shall, and shall cause each member of the Parent Group to, pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due.

                                       A. M. Castle & Co., Total Plastics, Inc.,
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            (ii) Any Originator and its Affiliates may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 4.02(m)(i); provided that (A) adequate reserves with respect to such contest are maintained on the books of such Person, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Originator Collateral may become subject to forfeiture or loss as a result of such contest, (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) Buyer has affirmatively advised such Originator in writing that Buyer reasonably believes that nonpayment or nondischarge thereof could not reasonably be expected to have or result in a Material Adverse Effect.

      (n) Deposit of Collections. Each Originator shall request in writing and otherwise take such reasonable steps to ensure that all Obligors, with respect to Receivables originated by such Originator, forward payment directly to a Lockbox Account and shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first Business Day after receipt thereof, all Collections it may receive in respect of Transferred Receivables.

      (o) [RESERVED]

      (p) Adjustments to Sale Price. If on any day the Billed Amount of any Transferred Receivable originated by an Originator is reduced as a result of any Dilution Factor relating to such Transferred Receivable, such Originator shall make a cash payment to Buyer in the amount of such reduction by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

      (q) Books and Records. Each Originator shall cause its books and Records to be marked and to clearly distinguish Excluded Receivables from Transferred Receivables.

      (r) Reports and Records regarding Transferred Receivables and Reconveyed Receivables. Each Originator hereby agrees that, from and after the Closing Date until the Termination Date, it shall prepare and deliver all reports, statements and records required to be delivered by it hereunder or under any other Related Document so as to clearly distinguish (i) Excluded Receivables from Transferred Receivables and (ii) Transferred Receivables and the Related Security that are subsequently reconveyed to the Originator pursuant to Section 4.05 hereof from Transferred Receivables and the Related Security that are not so reconveyed.

      (s) Collections and Proceeds of Transferred Receivables. Each Originator shall instruct all Obligors of Transferred Receivables and the Related Security that are reconveyed to it pursuant to Section 4.05 hereof to remit payments of such Receivables to deposit accounts other than the Lockboxes and the Lockbox Accounts.

      (t) Securities and Exchange Commission Reporting. Each of the Originators hereby agrees to make public disclosures regarding the Transfers hereunder in connection with applicable Securities and Exchange Commission reporting requirements.

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
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      (u) Computer Hardware and Software. Each of the Originators hereby grants to the Buyer and the Administrative Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to such Originator) to use such Originator's computer hardware and software for the purpose of obtaining information about and servicing the Transferred Receivables.

      Section 4.03. Reporting Requirements of the Parent. The Parent hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Buyer and to Buyer's assignee, the Administrative Agent, for distribution to the Purchaser, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in Annex 4.03(b).

      Section 4.04. Negative Covenants of each of the Originators. Each Originator covenants and agrees as to itself that, without the prior written consent of Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

      (a) Sale of Equity Interests and Assets. Such Originator shall not, nor shall it permit any of its Subsidiaries to, sell, transfer, convey, assign (by operation of law or otherwise) or otherwise dispose of, or assign any right to receive income in respect of any Transferred Receivable originated by it or the Related Security therefor, or any of its rights with respect to any Lockbox or Lockbox Account, other than to the Buyer.

      (b) Liens. Such Originator shall not, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Adverse Claim on or with respect to its Receivables or any of its other Originator Collateral (whether now owned or hereafter acquired) except for Permitted Originator Encumbrances; it being understood and agreed, for the avoidance of doubt, that any grant of Liens securing the Permitted Outstanding Debt that does not comply with clause (m) of the definition of the term "Permitted Originator Encumbrances" shall be null and void ab initio.

      (c) Modifications of Receivables or the Related Security. Such Originator shall not, nor shall it permit any of its Subsidiaries to, extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of the Related Security therefore.

      (d) Sale Characterization. Such Originator shall not, nor shall it permit any of its Subsidiaries to, make statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than (i) with respect to the Sale of each Sold Receivable and the Related Security originated by it, as a true sale or absolute assignment of its full right, title and ownership interest in such Receivable and the Related Security and (ii) with respect to the Transfer of each of its Contributed Receivables and the Related Security under this Agreement, as a contribution to the capital of Buyer.

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      (e) Capital Structure and Business. Such Originator shall not, nor shall it permit any of its Subsidiaries to, (i) make any changes in any of its business objectives, purposes or operations that could reasonably be expected to have or result in a Material Adverse Effect or (ii) make any change in its capital structure as described on Schedule 4.04(e), including the issuance of any Equity Interest, warrants or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests, except as permitted under sub-sections (n) and (o) hereto, or (iii) amend, supplement or otherwise modify its Organic Documents, in a manner that could have or result in a Material Adverse Effect. Notwithstanding clause (ii) of this
Section 4.04(e), the Parent may issue common Equity Interests or preferred Equity Interests as long as (A) such preferred Equity Interest does not (by its terms or by the terms of any security which is convertible into it or exchangeable for it or upon happening of an event) mature or is mandatorily redeemable in whole or in part pursuant to any sinking fund obligation or otherwise or is redeemable at the option of its holder, in whole or in part, and does not entitle its holder to a dividend more frequently or in the amounts greater than as set forth in Section 2 of that certain Articles Supplementary with respect to Series A Cumulative Convertible Preferred Stock of the Parent as in effect on the Closing Date and (B) no Change of Control results after giving effect to issuance or series of related issuances of such common or preferred Equity Interests. Such Originator shall not change its jurisdiction of organization except as permitted by Section 4.02(h). Such Originator shall not engage in any business other than the businesses currently engaged in by it or any substantially related business.

      (f) Actions Affecting Rights. Such Originator shall not, nor shall it permit any of its Subsidiaries to, (i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Transferred Receivables; (ii) waive or alter any rights with respect to the Transferred Receivables (or any agreement or instrument relating thereto); or (iii) fail to pay any tax, assessment, charge, fee or other obligation of such Originator with respect to the Transferred Receivables originated by it, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of Buyer to and the sole record and beneficial ownership interest of Buyer in such Transferred Receivables and the Related Security or, prior to their Sale hereunder, such Originator's right, title or interest therein.

      (g) ERISA. Such Originator shall not, nor shall it permit any ERISA Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or cause or permit to cause an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

      (h) Change to Credit and Collection Policies. Such Originator shall comply with the Credit and Collection Policies, and no change shall be made to, the Credit and Collection Policies without the prior written consent of Buyer and the Administrative Agent, which such consent shall not be unreasonably withheld.

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      (i) Adverse Tax Consequences. Such Originator shall not, nor shall it permit any of its Subsidiaries to, take or permit to be taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect directly or indirectly of subjecting any payment to Buyer, the Purchaser or the Administrative Agent to withholding taxation.

      (j) No Proceedings. From and after the Closing Date and until the date one year plus one day following the date on which all Seller Secured Obligations are paid in full in cash, such Originator shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, institute or cause to be instituted against Buyer any proceeding of the type referred to in Sections 9.01(c) and 9.01(d) of the Purchase Agreement.

      (k) Commingling. Such Originator shall not, nor shall it permit any of its Subsidiaries to, deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables originated by it into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and such Originator so notifies the Buyer and the Administrative Agent (as Buyer's assignee), the Administrative Agent shall promptly remit any such amounts as directed by such Originator.

      (l) Financial Covenants. The Originators shall not permit the Parent and its Subsidiaries, on a consolidated basis, to breach or fail to comply with any of the financial covenants set forth in Annex 4.04(l) hereto.

      (m) Cancellation of Indebtedness. Such Originator shall not, nor shall it permit any of its Subsidiaries to, cancel any claim or Indebtedness owing to it, except for reasonable consideration negotiated on an arm's-length basis and in the ordinary course of its business consistent with past practices which may include conversion of such Indebtedness to an Equity Interest.

      (n) Restricted Payments. Such Originator shall not, nor shall it permit any of its Subsidiaries to, at any time (a) declare or pay any dividend or incur any liability to make any other payment or distribution of cash or other property or assets in respect of such Originator's Equity Interests; (b) make or permit any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Originator's Equity Interests or any other payment or distribution made in respect thereof, either directly or indirectly;
(c) make or permit any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Permitted Outstanding Debt; (d) make or permit any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of such Originator now or hereafter outstanding except that the Parent may repurchase its common Equity Interests from the holders thereof in the amount not to exceed $20,000 in the aggregate; (e) make or permit any payment of a claim for the rescission of the purchase or sale of, or for

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

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material damages arising from the purchase or sale of, any shares of such
Originator's Equity Interests or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) make or permit any payment, loan, contribution, or other transfer of funds or other property to any Equity Holder of such Originator other than payment of compensation in the ordinary course of business to Equity Holders who are employees of such Originator; and (g) any payment of management fees (or other fees of a similar nature) by such Person to any Equity Holder of such Originator or its Affiliates; except (i) Parent may pay cash dividends and other distributions to its common Equity Holders as long as (A) the Capital Investment Available, measured both as of the day immediately prior to the proposed dividend and as an average for the 60-day period then ended (in each case after giving effect to the proposed dividend or distribution) exceeds ten million dollars ($10,000,000) and (B) the Fixed Charge Coverage Ratio for the Parent and its Subsidiaries on a consolidated basis at the end of a Settlement Period for the 12-month period then ended (calculated as if the proposed dividend or distribution had been made on the first day of such period) is equal to or greater than 1.25 to 1.00; (ii) Parent may pay cash dividends and other distributions to its preferred Equity Holders at such times and in such amounts as set forth in Section 2 of that certain Articles Supplementary with respect to Series A Cumulative Convertible Preferred Stock of the Parent as in effect on the Closing Date, (iii) payments of regularly scheduled principal and interest scheduled as of the Closing Date with respect to the Permitted Outstanding Debt Documents or any refinancing thereof that is permitted under the Purchase Agreements, or (iv) payments of principal with respect to the Permitted Outstanding Debt Documents or any refinancing thereof that is permitted under the Purchase Agreements that is not scheduled as of the Closing Date or payments with respect to any Debt incurred after the Closing Date as long as in each case the Capital Investment Available, measured both on the day immediately prior to the proposed payment and as an average for the 60-day period then ended (in each case after giving effect to the proposed payment) exceeds ten million dollars ($10,000,000); provided that no Termination Event or Incipient Termination has occurred and is continuing or would result after giving effect to any payments or other distributions under clauses (i), (ii), (iii) or (iv) above.

      (o) Mergers, Subsidiaries, Etc. Such Originator shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary except that Parent may form a wholly-owned Subsidiary for the sole purpose of completing an acquisition permitted under this Section 4.04(o), or (b) merge with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person, except that (i) such Originator may merge with another Originator, and (ii) as the Administrative Agent may otherwise consent (which consent shall not be unreasonably withheld), in each case described in the foregoing clauses (i) and (ii) and Section 4.4(o)(a) above, as long as (A) no Termination Event or Incipient Termination Event has occurred or will result from such merger, formation, combination or acquisition,
(B) the Administrative Agent shall have received at least 30 days' prior written notice of such merger, formation, combination or acquisition, which notice shall include a reasonably detailed description of the transaction, and (C) all actions will have been taken to continue the first priority security or ownership interest of the Administrative Agent in the Transferred Receivables or the Related Security or the Seller Collateral; it being understood and agreed that the Administrative Agent reserves the right to make any adjustments to account for the effect

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
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that any of the acquisitions, merger, consolidation or other combination permitted hereunder may have, in the Administrative Agent's reasonable credit judgment, on the Receivables and the Related Security, including, without limitation, adjustments to the criteria of eligibility of Receivables and levels of Ratios.

      (p) No Impairment of Intercompany Transfers. Except as may be permitted by the Credit Agreement, such Originator shall not, and shall not permit any of its Subsidiaries to, directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement and the other Related Documents) that could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a member of the Parent Group to another member.

      (q) Computer Hardware and Software. Each Originator hereby agrees that it shall not create, incur, assume or suffer to exist any Lien on its computer hardware or software that would impede or in any way interfere with the Buyer's or the Administrative Agent's use or right to use such computer hardware or software for the purpose of obtaining information about and servicing the Transferred Receivables, including the Buyer's and the Administrative Agent's license to use such computer hardware and software granted in Section 4.02(u), unless an intercreditor agreement satisfactory to the Administrative Agent has been entered into by the Administrative Agent with the holders of the Permitted Outstanding Debt that such Lien secures or with an agent authorized to act on their behalf.

      Section 4.05. Breach of Representations, Warranties or Covenants. If any representation or warranty with respect to any Transferred Receivable or Related Security described in Sections 4.01(a)(h)(m)(v) or (w) (other than a representation or warranty relating to the absence of Dilution Factors), shall not have been true on the related Transfer Date with respect to such Transferred Receivable or Related Security and such failure is reasonably likely to have a Material Adverse Effect on the value of such Transferred Receivable or Related Security or the interests of Buyer therein, the party discovering the same shall give prompt written notice thereof to the other parties hereto. The applicable Originator may, at any time on any Business Day, or shall, if requested by notice from Buyer, on the first Business Day following receipt of such notice, either (a) repurchase such Transferred Receivable and the Related Security from Buyer for cash, or (b) make a capital contribution in cash to Buyer by remitting the amount (the "Rejected Amount") of such capital contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in each case in an amount equal to the Billed Amount of such Transferred Receivable minus the sum of (A) Collections received in respect thereof and (B) the amount of any Dilution Factor taken into account in the calculation of the Sale Price therefor. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factor, the applicable Originator's repurchase obligations under this Section 4.05 with respect to such Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Sale Price therefor. The applicable Originator shall ensure that no Collections or other proceeds with respect to a Transferred Receivable and the Related Security so reconveyed to it are paid or deposited into any Lockbox Account.

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
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                                   ARTICLE V
                                 INDEMNIFICATION

      Section 5.01. Indemnification. Without limiting any other rights that Buyer or any of its officers, directors, employees, attorneys, agents or representatives (each, a "Buyer Indemnified Person") may have hereunder or under applicable law, each Originator hereby agrees to indemnify and hold harmless each Buyer Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Buyer Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Transferred Receivable or the Related Security therefor or the use by such Originator of the Sale Price therefor; provided that no Originator shall be liable for any indemnification to a Buyer Indemnified Person to the extent that any such Indemnified Amounts result solely from (a) such Buyer Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Transferred Receivables due to the lack of creditworthiness of the Obligor or the occurrence of any event of bankruptcy with respect to such Obligor, or (c) any income tax or franchise tax incurred by any Buyer Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Subject to the exceptions set forth in clauses (a), (b) and (c) of the immediately preceding sentence but otherwise without limiting the generality of the foregoing, each Originator shall pay on demand to each Buyer Indemnified Person any and all Indemnified Amounts relating to or resulting from:

            (i) reliance on any representation or warranty made or deemed made by such Originator (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by such Originator pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

            (ii) the failure by such Originator to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Related Security therefor, or the nonconformity of any Transferred Receivable or the Related Security therefor with any such applicable law, rule or regulation;

            (iii) the failure to vest and maintain vested in Buyer, or to Transfer to Buyer, valid and properly perfected title to and sole record and beneficial ownership of the Receivables and the Related Security that constitute Transferred Receivables originated or acquired by such Originator and the Related Security, together with all Collections in respect thereof, free and clear of any Adverse Claim;

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            (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Receivable originated or acquired by such Originator and the Related Security that is the subject of a Transfer hereunder (including a defense based on such Receivable or the Related Security therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the Related Security or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable or the Related Security (if such collection activities were performed by such Originator or any Affiliate acting as a Servicer or a Sub-Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of Buyer;

            (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract of such Originator;

            (vi) the commingling of Collections with respect to Transferred Receivables and the Related Security by such Originator at any time with its other funds or the funds of any other Person;

            (vii) any failure by such Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable and the Related Security that is the subject of a Sale hereunder, whether at the time of any such Sale or at any subsequent time;

            (viii) any failure by such Originator to perform, keep or observe any of its duties or obligations hereunder, under any other Related Document or under any Related Security related to a Transferred Receivable originated or acquired by such Originator;

            (ix) any investigation, Litigation or proceeding related to this Agreement or the use of the Sale Price obtained in connection with any Sale or the ownership of Receivables or the Related Security with respect thereto or in respect of any Receivable originated or acquired by such Originator or the Related Security; or

            (x) any claim brought by any Person other than a Buyer Indemnified Person arising from any activity by such Originator in servicing, administering or collecting any Transferred Receivables.

      NO BUYER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE,

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EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY
TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                   ARTICLE VI
                                  DISTRIBUTIONS

      Section 6.01. Distributions. The Buyer may declare or pay distributions to its members at any time that, after giving effect to such distributions, the book value of the assets of the Buyer, minus reserves applicable thereto and minus all of the Buyer's liabilities (including accrued and deferred income taxes), all as determined in accordance with GAAP, shall be equal to or greater than five percent (5.0%) of the Outstanding Balance of all Transferred Receivables .

                                  ARTICLE VII
                              COLLATERAL SECURITY

      Section 7.01. Security Interest. To secure the prompt and complete payment, performance and observance of any and all recourse and indemnity obligations of each of the Originators to Buyer, including those set forth in Sections 4.02(p), 4.05, 5.01 and 9.14, and to induce Buyer to enter into this Agreement in accordance with the terms and conditions hereof, each Originator hereby grants, assigns, conveys, pledges, hypothecates and transfers to Buyer a Lien upon all of such Originator's right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Originator (including under any trade names, styles or derivations of such Originator), and whether owned by or consigned by or to, or leased from or to, such Originator, and regardless of where located (all of which being hereinafter collectively referred to as the "Originator Collateral"):

      (a) all Transferred Receivables and the Related Security;

      (b) to the extent not otherwise included, customer lists, credit files and other related property and rights pertaining to the foregoing;

      (c) to the extent not otherwise included, all proceeds of the foregoing and all substitutions and replacements for, each of the foregoing.

      Section 7.02. Other Collateral; Rights in Receivables and the Related Security . Nothing contained in this Article VII shall limit the rights of Buyer in and to any other collateral that may have been or may hereafter be granted to Buyer by any of the Originators or any third party pursuant to any other agreement or the rights of Buyer under any of the Transferred Receivables or the Related Security.

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      Section 7.03. Originators Remain Liable. It is expressly agreed by each of the Originators that, anything herein to the contrary notwithstanding, such Originator shall remain liable under any and all of the Receivables originated by it, the Related Security therefor and all other Originator Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Buyer shall not have any obligation or liability under any such Receivables, the Related Security, or Originator Collateral by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Buyer of any payment relating thereto pursuant hereto. The exercise by the Buyer of any of its respective rights under this Agreement shall not release any of the Originators from any of its respective duties or obligations under any such Receivables, the Related Security, or Originator Collateral. The Buyer shall not be required or obligated in any manner to perform or fulfill any of the obligations of any of the Originators under or pursuant to any such Receivable, the Related Security, or Originator Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, the Related Security, or Originator Collateral, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                                  ARTICLE VIII
                             PERFORMANCE UNDERTAKING

      Section 8.01. Guaranty of Performance of Guaranteed Obligations. Parent hereby guarantees to Buyer, the full and punctual payment and performance by each Affiliated Party of its respective Guaranteed Obligations. The undertaking embodied in this Article VIII (this "Undertaking") is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations under this Agreement or the Purchase Agreement, as applicable, and each other document executed and delivered by any Affiliated Party pursuant to such agreements, as applicable, and is in no way conditioned upon any requirement that Buyer first attempt to collect any amounts owing by any Affiliated Party to Buyer, the Administrative Agent or the Purchaser from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Buyer, the Administrative Agent or the Purchaser in favor of any Affiliated Party or any other Person or other means of obtaining payment. Should any Affiliated Party default in the payment or performance of any of its Guaranteed Obligations, Buyer (or its assigns) may cause the immediate performance by Parent of such Guaranteed Obligations and cause any payment of Guaranteed Obligations to become forthwith due and payable to Buyer (or its assigns) by Parent, without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Parent. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Parent shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by any Affiliated Party results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; provided that nothing herein shall relieve any Affiliated Party from performing

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in full its Guaranteed Obligations under the Related Documents to which it is a party or Parent of its Undertaking hereunder with respect to the full performance of such duties.

      Section 8.02. Parent's Further Agreements to Pay. Parent further agrees, as the principal obligor and not as a guarantor only, to pay to Buyer (and its assigns), forthwith upon demand in funds immediately available to Buyer, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Buyer in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360-day year) equal to the sum of the Index Rate plus the Daily Margin plus the Daily Default Margin per annum, such rate of interest changing when and as the Index Rate changes.

      Section 8.03. Waivers by Parent. Parent waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Buyer (or its assigns) in reliance on this undertaking, and any requirement that Buyer (or its assigns) be diligent or prompt in making demands under this undertaking, giving notice of any Termination Event, Event of Servicer Termination, other default or omission by any Affiliated Party or asserting any other rights of Buyer under this Undertaking. Parent warrants that it has adequate means to obtain from each Affiliated Party, on a continuing basis, information concerning their financial condition, and that it is not relying on Buyer to provide such information, now or in the future. Parent also irrevocably waives all defenses (i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Buyer (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Parent and without relieving Parent of any liability under this Undertaking, to deal with each Affiliated Party and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Buyer in its sole discretion deems fit, and to this end Parent agrees that the validity and enforceability of this Undertaking, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Event of Servicer Termination, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any Person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment obligations of any Affiliated Party or any part thereof

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or amounts which are not covered by this Undertaking even though Buyer (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment obligations of such Affiliated Party or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Parent may have at any time against any Affiliated Party in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i) any failure on the part of any Affiliated Party to perform or comply with any term of the Related Documents or any other document executed in connection therewith or delivered thereunder, all whether or not Parent shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this
Section 8.03.

      Section 8.04. Unenforceability of Guaranteed Obligations Against any Affiliated Party. Notwithstanding (a) any change of ownership of Parent or any Affiliated Party or the insolvency, bankruptcy or any other change in the legal status of Parent or any Affiliated Party; (b) any change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of any Affiliated Party or Parent to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from any Affiliated Party for any other reason other than final payment in full of the payment Guaranteed Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Parent. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Affiliated Party or for any other reason with respect to any Affiliated Party, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Related Documents, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Parent.

      Section 8.05. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full,
Parent: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Buyer, the Administrative Agent or the Purchaser against any Affiliated Party, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Buyer, the Administrative Agent and the Purchaser against any Affiliated Party and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as such term is defined in the United States Bankruptcy
Code) which Parent might now have or hereafter acquire against any Affiliated Party that arise from the existence or performance of Parent's obligations hereunder,

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(c) will not claim any setoff, recoupment or counterclaim against any Affiliated
Party in respect of any liability of Parent to any Affiliated Party and (d) waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Purchaser. The payment of any amounts due with respect to any Indebtedness of any Affiliated Party now or hereafter owed to Parent is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. Parent agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, Parent will not demand, sue for or otherwise attempt to collect any such Indebtedness of any Affiliated Party to Parent until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Parent shall collect, enforce or receive any amounts in respect of such Indebtedness while any Guaranteed Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Parent as trustee for Buyer (and its assigns) and be paid over to Buyer (or its assigns) on account of the Guaranteed Obligations without affecting in any manner the liability of Parent under the other provisions of this Undertaking. The provisions of this Section shall be supplemental to and not in derogation of any rights and remedies of Buyer under any separate subordination agreement which Buyer may at any time and from time to time enter into with Parent.

      Section 8.06. Termination of Performance Undertaking. Parent's obligations hereunder shall continue in full force and effect until all Seller Secured Obligations are finally paid and satisfied in full and the Purchase Agreement is terminated, provided that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Affiliated Party or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Buyer (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Parent under this Undertaking.

      Section 8.07. Effect of Bankruptcy. This Performance Undertaking shall survive the insolvency of any Affiliated Party and the commencement of any case or proceeding by or against any Affiliated Party under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any Affiliated Party or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Affiliated Party is subject shall postpone the obligations of Parent under this Undertaking.

      Section 8.08. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Buyer (and its assigns) is hereby authorized at any time and from time to time, without notice to Parent (any such notice being expressly waived by Parent) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the

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obligations of Parent under this Undertaking, whether or not Buyer (or any such assign) shall have made any demand under this Undertaking and although such obligations may be contingent or unmatured.

                                   ARTICLE IX
                                  MISCELLANEOUS

      Section 9.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 9.01), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below in this Section 9.01 or to such other address (or facsimile number) as may be substituted by notice given as herein provided:

            If to any of the Originators:

            A.M. Castle & Co.
            3400 N. Wolf Road
            Franklin Park, IL 60131
            Tel: 847-455-7111
            Fax: 847-455-7136
            Attn: Jerry M. Aufox, Corporate Counsel

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                  With a copy to:

                  Sidley Austin Brown & Wood
                  Bank One Plaza
                  10 S. Dearborn
                  Chicago, IL  60603
                  Tel:  312-853-7000
                  Fax:  312-853-7036
                  Attn:  Kevin F. Blatchford

            If to Buyer:

            Castle SPFD, LLC
            c/o A.M. Castle & Co.
            3400 N. Wolf Road
            Franklin Park, IL  60131
            Tel: 847-455-7111
            Fax:  847-455-7136
            Attn:  Jerry M. Aufox

provided that each such declaration or other communication shall be deemed to have been validly delivered to the Administrative Agent under this Agreement upon delivery to the Administrative Agent in accordance with the terms of the Purchase Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Buyer) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

      Section 9.02. No Waiver; Remedies. Buyer's failure, at any time or times, to require strict performance by any Originators of any provision of this Agreement or the Receivables Assignment shall not waive, affect or diminish any right of Buyer thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Originators contained in this Agreement or the Receivables Assignment, and no breach or default by any Originator hereunder or thereunder, shall be deemed to have been suspended or waived by Buyer unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly

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authorized signatory of Buyer and directed to such Originator, as applicable, specifying such suspension or waiver. Buyer's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Buyer may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Originator Collateral shall not be required.

      Section 9.03. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Originators and Buyer and their respective successors and permitted assigns, except as otherwise provided herein. No Originator may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Buyer, the Purchaser and the Administrative Agent. Any such purported assignment, transfer, hypothecation or other conveyance by any Originator without the prior express written consent of Buyer, the Purchaser and the Administrative Agent shall be void. Each Originator acknowledges that, to the extent permitted under the Purchase Agreement, Buyer may assign its rights granted hereunder, including the benefit of any indemnities under Article V and any of its rights in the Originator Collateral granted under Article VII, and upon such assignment, such assignee shall have, to the extent of such assignment, all rights of Buyer hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. Each Originator agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Buyer, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce Buyer's rights and remedies under, this Agreement to the same extent as if they were parties hereto. Without limiting the generality of the foregoing, all notices to be provided to the Buyer hereunder shall be delivered to both the Buyer and the Administrative Agent under the Purchase Agreement, and shall be effective only upon such delivery to the Administrative Agent. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Originator and Buyer with respect to the transactions contemplated hereby and, except for the Purchaser and the Administrative Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

      Section 9.04. Termination; Survival of Obligations.

      (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

      (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by Buyer under this Agreement shall in any way affect or impair the obligations, duties and liabilities of any Originator or the rights of Buyer relating to any unpaid portion of any and all recourse and indemnity obligations of any Originator to Buyer, including those set forth in Sections 4.02(p), 4.05, 5.01 and 9.14, due or not due, liquidated, contingent or unliquidated or

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any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Originators, and all rights of Buyer hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided that the rights and remedies pursuant to Sections 4.02(p), 4.05, the indemnification and payment provisions of Article V, and the provisions of Sections 4.04(j), 9.03,
9.12 and 9.14 shall be continuing and shall survive any termination of this Agreement. Section 9.05. Complete Agreement; Modification of Agreement. This Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 9.06.

      Section 9.06. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by any Originator therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and the Purchaser and the Administrative Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

      Section 9.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

      (a) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF

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MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND
DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE BUYER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE ORIGINATOR COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF ORIGINATORS ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BUYER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE ACTUAL RECEIPT THEREOF. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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      Section 9.08. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

      Section 9.09. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      Section 9.10. Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      Section 9.11. No Setoff. No Originator's obligations under this Agreement shall be affected by any right of setoff, counterclaim, recoupment, defense or other right such Originator might have against Buyer, the Purchaser or the Administrative Agent, all of which rights are hereby expressly waived by the Originators.

      Section 9.12. Press Releases. Each Originator agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of Buyer and the Administrative Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case such Originator, as the case may be, shall consult with Buyer and the Purchaser prior to the issuance of such news release or public announcement that mentions GE Capital or any of its Affiliates by name or attaches any press release that mentions them by name and has not been previously approved by GE Capital; it being acknowledged and agreed that this Agreement and the Purchase Agreement may be filed with the Parent's filings with the Securities Exchange Commission under the Securities Exchange Act of 1934. Each Originator may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

      Section 9.13. Further Assurances.

      (a) Each Originator agrees to, and each Originator shall, at its sole cost and expense, upon request of Buyer, the Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that Buyer, the Purchaser or the Administrative Agent may request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement
granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Buyer of any Transferred Receivable, Related Security, or Originator Collateral held by such Originator or in which such Originator has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Related Document, (iii) transferring Originator Collateral to Buyer's possession if such collateral consists of chattel paper or instruments or if a Lien upon such collateral can be perfected only by possession, or if otherwise requested by Buyer; and (iv) entering into "control agreements" (as defined in the UCC with respect to such Originator Collateral to the extent that a first priority Lien upon such Originator Collateral can be perfected only by control. Each of the Originators hereby authorizes Buyer, the Purchaser and the Administrative Agent to file any such financing or continuation statements without the signature of such Originator to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables and the Related Security, the Originator Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Originator Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Buyer immediately upon the applicable Originator's receipt thereof and promptly delivered to Buyer.

      (b) If such Originator fails to perform any agreement or obligation under this Section 9.13, Buyer, the Purchaser or the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Buyer, the Purchaser or the Administrative Agent incurred in connection therewith shall be payable by such Originator upon demand of Buyer or the Administrative Agent.

      Section 9.14. Expenses. In addition to its indemnification obligations pursuant to Article V, each Originator agrees, jointly and severally, to pay on demand all costs and expenses incurred by Buyer in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the out-of-pocket expenses of Buyer's counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and each Originator agrees, jointly and severally, to pay all costs and expenses, if any (including attorneys' fees and expenses but excluding any costs of enforcement or collection of the Transferred Receivables), in connection with the enforcement of this Agreement and the other Related Documents.

                            [SIGNATURE PAGE FOLLOWS]

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

            IN WITNESS WHEREOF, the parties have caused this Receivables Sale Agreement to be executed by their respective duly authorized representatives, as of the date first above written.

                                    ORIGINATORS:

                                    A. M. CASTLE & CO.

                                    By:__________________________
                                    Name:________________________
                                    Title: ______________________

                                    TOTAL PLASTICS, INC.

                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________

                                    OLIVER STEEL PLATE CO.

                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________

                                    KEYSTONE TUBE COMPANY, LLC

                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________

                                    BUYER:

                                    CASTLE SPFD, LLC

                                    By __________________________
                                    Name:________________________
                                    Title:_______________________

         [Signature Page to Receivables Sale and Contribution Agreement]

                                 EXHIBIT 2.01(a)

                                     Form of
                             RECEIVABLES ASSIGNMENT

            THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered into as of December 26, 2002, by and among A. M. CASTLE & CO., a Maryland corporation (the "Parent"), TOTAL PLASTICS, INC., a Michigan corporation, OLIVER STEEL PLATE CO., a Delaware corporation, and KEYSTONE TUBE COMPANY, LLC, a Delaware limited liability company (together with Parent, the "Originators"), and CASTLE SPFD, LLC, a Delaware limited liability company (the "Buyer").

            1. We refer to that certain Receivables Sale and Contribution Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement") of even date herewith among the Originators and Buyer. All of the terms, covenants and conditions of the Sale Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Sale Agreement shall be applied herein as defined or established therein.

            2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Originator hereby sells, or sells and contributes, to Buyer, without recourse, except as provided in Sections 4.02(p), 4.05, and 5.01 of the Sale Agreement, all of such Originator's right, title and interest in, to and under all of its Receivables and the Related Security thereto existing as of the Closing Date and thereafter created or arising at any time until the Facility Termination Date.

            3. Subject to the terms and conditions of the Sale Agreement, each Originator hereby covenants and agrees to sign, sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of Buyer and at such Originator's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Buyer for the purpose of or in connection with acquiring or more effectively vesting in Buyer or evidencing the vesting in Buyer of the property, rights, title and interests of such Originator sold or contributed hereunder or intended to be sold or contributed hereunder.

            4. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

            5. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

            IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                    ORIGINATORS:

                                    A. M. CASTLE & CO.

                                    By: /s/ Edward F. Culliton
                                        ------------------------------
                                    Name:   Edward F. Culliton
                                    Title:  Vice President and CFO

                                    TOTAL PLASTICS, INC.

                                    By: /s/ Edward F. Culliton
                                        -----------------------------
                                    Name:   Edward F. Culliton
                                    Title:  Vice President

                                    OLIVER STEEL PLATE CO.

                                    By: /s/ Edward F. Culliton
                                        ------------------------------
                                    Name:   Edward F. Culliton
                                    Title:  Vice President

                                    KEYSTONE TUBE COMPANY, LLC

                                    By: /s/ Edward F. Culliton
                                        ------------------------------
                                    Name:   Edward F. Culliton
                                    Title:  Vice President

                                    BUYER:

                                    CASTLE SPFD, LLC

                                    By: /s/ Edward F. Culliton
                                        ------------------------------
                                    Name:   Edward F. Culliton
                                    Title:  President

                                     ANNEX X
                                   DEFINITIONS

                                       A. M. Castle & Co., Total Plastics, Inc.,
                          Oliver Steel Plate Co., and Keystone Tube Company, LLC
                                     Receivables Sale and Contribution Agreement

                                                                  EXECUTION COPY

                                     ANNEX X

                                       to

                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

                                       and

                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT,

                       each dated as of December 26, 2002,

                         Definitions and Interpretation

                                                   A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            SECTION 1. Definitions and Conventions. Capitalized terms used in the Sale Agreement and the Purchase Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

            "ACCOUNTING CHANGES" shall mean, with respect to any Person, (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto or any agency with similar functions); (b) changes in accounting principles concurred in by such Person's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments.

            "ACCOUNTS" shall mean the Collection Account, the Concentration Account and the Lockbox Accounts, collectively.

            "ACCOUNT COLLATERAL" shall have the meaning assigned to it in clause
(f) of the definition of the term "Related Security".

            "ACCRUED SERVICING FEE" shall mean, as of any date of determination within a Settlement Period, the sum of the Servicing Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

            "ACCRUED UNUSED FACILITY FEE" shall mean, as of any date of determination within a Settlement Period, the sum of the Unused Facility Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

            "ACCUMULATED FUNDING DEFICIENCY" shall mean an "accumulated funding deficiency" as defined in Section 412 of the IRC and Section 302 of ERISA, whether or not waived.

            "ADDITIONAL AMOUNTS" shall mean any amounts payable to any Affected Party under Sections 2.09 or 2.10 of the Purchase Agreement.

            "ADDITIONAL COSTS" shall have the meaning assigned to it in Section 2.09(b) of the Purchase Agreement.

            "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble of the Purchase Agreement.

            "ADVERSE CLAIM" shall mean any claim of ownership or any Lien, other than any ownership interest or Lien created under the Sale Agreement or the Purchase Agreement.

            "AFFECTED PARTY" shall mean each of the following Persons: the Purchaser, the Administrative Agent, the Depositary and each Affiliate of the foregoing Persons.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "AFFILIATE" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Equity Interests having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

            "AFFILIATED PARTY" shall have the meaning assigned to it in Recital G of the Sale Agreement.

            "ANCILLARY SERVICES AND LEASE AGREEMENT" shall mean that certain Ancillary Services and Lease Agreement dated as of December 26, 2002 between the Parent and the Seller.

            "APPENDICES" shall mean, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

            "APPLICABLE SERVICING FEE" shall mean, as of any Settlement Date, with respect to each Servicer other than the Master Servicer, an amount equal to
(a) the Servicing Fee received by the Master Servicer or its Successor Servicer on such Settlement Date pursuant to Section 2.07(b) of the Purchase Agreement less the Master Servicer's portion of such Servicing Fee, multiplied by (b) a percentage equal to (i) the Outstanding Balance of Transferred Receivables, as of the last day of the related Settlement Period, sold by such Servicer in its capacity as an Originator under the Sale Agreement divided by (ii) the Outstanding Balance of all Transferred Receivables as of the last day of the related Settlement Period.

            "ASSIGNMENT AGREEMENT" shall have the meaning assigned to it in
Section 14.02(c) of the Purchase Agreement.

            "AUTHORIZED OFFICER" shall mean, with respect to any corporation or limited liability company, as the case may be, the Chief Executive Officer, Chief Financial Officer, Treasurer, Chairman or Vice-Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or limited liability company specifically authorized in resolutions of the Board of Directors or Board of Managers of such corporation or limited liability company, as the case may be, to sign agreements, instruments or other documents on behalf of such corporation in connection with the transactions contemplated by the Sale Agreement, the Purchase Agreement and the other Related Documents.

            "AVAILABILITY" shall mean, as of any date of determination, the amount equal to the lesser of: (a) the Available Accounts Receivables minus (ii) the Discount Reserve and minus (iii) the Availability Reserve and (b) the Maximum Purchase Limit.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "AVAILABILITY RESERVE" shall mean, as of any date of determination,
(i) $10,000,000, if the Fixed Charge Coverage Ratio for the Parent and its Subsidiaries on a consolidated basis at the end of a Settlement Period for the 12-month period then ended is less than 1.1 to 1.0, or (ii) zero, if the Fixed Charge Coverage Ratio for the Parent and its Subsidiaries on a consolidated basis at the end of any Settlement Period in the 12-month period then most recently ended is equal to or greater than 1.1 to 1.0.

            "AVAILABLE ACCOUNTS RECEIVABLES" shall mean the Investment Base multiplied by the Dynamic Purchase Discount Rate.

            "BANKRUPTCY CODE" shall mean the provisions of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq.

            "BILLED AMOUNT" shall mean, with respect to any Receivable, the amount billed on the Billing Date to the Obligor thereunder.

            "BILLING DATE" shall mean, with respect to any Receivable, the date on which the invoice with respect thereto was generated and billed to the Obligor.

            "BREAKAGE COSTS" shall have the meaning assigned to it in Section
2.10 of the Purchase Agreement.

            "BRINGDOWN CERTIFICATE" shall have the meaning assigned to it in
Section 5.02 of the Purchase Agreement.

            "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in any of the States of Illinois or New York.

            "BUYER" shall mean the Seller in its capacity as the purchaser under the Sale Agreement.

            "BUYER INDEMNIFIED PERSON" shall have the meaning assigned to it in
Section 5.01 of the Sale Agreement.

            "CAPITAL EXPENDITURES" shall mean, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Debt) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

            "CAPITAL INVESTMENT" shall mean, as of any date of determination, the amount equal to (a) the aggregate deposits made by the Purchaser to the Collection Account pursuant to Section 2.04(b)(i) of the Purchase Agreement on or before such date, minus (b) the aggregate amounts disbursed to the Purchaser in reduction of Capital Investment pursuant to the Purchase Agreement on or before such date.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "CAPITAL INVESTMENT AVAILABLE" shall mean, as of any date of determination, the amount, if any, by which Availability exceeds Capital Investment, in each case as of the end of the immediately preceding day.

            "CAPITAL LEASE" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

            "CAPITAL LEASE OBLIGATION" shall mean, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

            "CAPITAL PURCHASE" shall have the meaning assigned to it in Section
2.01 of the Purchase Agreement.

            "CAPITAL PURCHASE REQUEST" shall have the meaning assigned to it in
Section 2.03(b) of the Purchase Agreement.

            "CHANGE OF CONTROL" shall mean any event, transaction or occurrence as a result of which (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) (other than any Person or group of Persons that owns of record or beneficially, in the aggregate, on the Closing Date, 15% or more of the issued and outstanding shares of capital stock of the Parent) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the issued and outstanding shares of capital stock of the Parent having the right to vote for the election of directors of the respective entity under ordinary circumstances; (b) during any twelve (12) consecutive calendar months ending after the Closing Date, individuals who at the beginning of such twelve-month period constituted the board of directors of the Parent (together with any new directors whose election by such board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of the Parent then in office;
(c) the Parent shall cease to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding Equity Interests of the other Originators, of the Independent Member or of the Seller; or (d) the Parent has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of the Parent.

            "CLOSING DATE" shall mean December 26, 2002.

            "COLLECTIONS" shall mean, with respect to any Receivable, all cash collections and other proceeds of such Receivable, including, without limitation, all late charges, fees and interest arising thereon, all recoveries with respect to any such Receivable that has been written off as uncollectible, and any payments (whether by a scrap mill, an Originator or any other

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Person) with respect to Returned Goods or Scrapped Goods, BUT EXCLUDING, HOWEVER, any purchase price paid to the Originators by the Buyer with respect to and as consideration for the sale of the Transferred Receivables by any of the Originators to the Buyer.

            "COLLECTION ACCOUNT" shall mean Deutsche Bank Trust Company Americas, New York, New York, ABA No. 021 001 033, Account No. 502 328 54, Account Name: GE Capital/CAF Depository, Reference: A. M. Castle CFN 4963, established by the Administrative Agent pursuant to the requirements set forth in Section 6.01(b) of the Purchase Agreement.

            "COMMITMENT" shall mean, with respect to the Purchaser, its commitment to purchase the Purchaser Interest under the Purchase Agreement in the amount set forth opposite its name on the signature pages of the Purchase Agreement or any Assignment Agreement executed pursuant thereto.

            "COMMITMENT REDUCTION NOTICE" shall have the meaning assigned to it in Section 2.02(a) of the Purchase Agreement.

            "COMMITMENT TERMINATION NOTICE" shall have the meaning assigned to it in Section 2.02(b) of the Purchase Agreement.

            "COMPLIANCE CERTIFICATE" means a certificate in the form of Schedule CC to this Annex X delivered to the Administrative Agent and the Purchaser by the Parent pursuant to the provisions of the Sale Agreement and covering, among other things, its compliance with the financial covenants contained in Annex 4.04(l) to the Sale Agreement.

            "CONCENTRATION ACCOUNT" shall mean that certain concentration account listed on Schedule 4.01(r) to the Purchase Agreement established in the name of the Seller and held at the Concentration Account Bank.

            "CONCENTRATION ACCOUNT BANK" shall mean any bank or other financial institution at which the Concentration Account is maintained.

            "CONCENTRATION DISCOUNT AMOUNT" shall mean, with respect to any Obligor, and as of any date of determination after giving effect to all Eligible Receivables to be transferred on such date, the amount by which the Outstanding Balance of Eligible Receivables owing by such Obligor exceeds the product of (a) the percentage set forth in the table below based upon the short-term unsecured debt rating assigned to such Obligor's short-term debt at such time by S&P and Moody's (and, if such Obligor is rated by both agencies and has a split rating (except for an A-1+/P-1 rating), the applicable rating will be the lower of the two) and (b) the Outstanding Balance of all Eligible Receivables on such date.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                                       ALLOWABLE % OF
                                                       ELIGIBLE
       S&P RATING               MOODY'S RATING         RECEIVABLES
------------------------   -------------------------   --------------
          A-1+                       P-1                    5%
          A-1                        P-1                    5%
          A-2                        P-2                    5%
          A-3                        P-3                    3%
Below A-3 or Not Rated     Below P-3 or Not Rated by        3%
by either S&P or Moody's   either S&P or Moody's

            "CONSOLIDATED EBITDA" shall mean, for any period, on a consolidated basis for the Parent and its Subsidiaries, the sum of the amounts for such period, without duplication of

            (a) consolidated net income of the Parent and Subsidiaries for such period, minus

            (b) the sum, without duplication, of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) by the Parent or its Subsidiaries, and (v) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of the Servicers for such period in accordance with GAAP, plus

            (c) the sum, without duplication, of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) by the Parent or its Subsidiaries, (v) the amount of non-cash charges (including depreciation and amortization) for such period, (vi) amortized debt discount for such period and
(vii) any cash income or losses occurred in respect to any joint venture or business partnership, in each case to the extent included in the calculation of consolidated net income of the Servicers for such period in accordance with GAAP.

            "CONTAMINANT" shall mean any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste,

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
asbestos, polychlorinated biphenyls ("PCBS"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental Laws.

            "CONTRACT" shall mean any agreement (including any invoice, draft or promissory note) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Receivable.

            "CONTRIBUTED RECEIVABLES" shall have the meaning assigned to it in
Section 2.01(d) of the Sale Agreement.

            "CREDIT AND COLLECTION POLICIES" shall mean the credit, collection, customer relations and service policies of the Originators in effect on the Closing Date and as set forth on Exhibit A to the Purchase Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified with the written consent of the Administrative Agent.

            "CREDIT MEMO LAG" shall mean the weighted average number of days, as determined by the Administrative Agent pursuant to the results of the most recent field examination, between the date a credit is applied to the aged trial balance and the applicable original invoice date.

            "CREDIT MEMO RESERVE" shall mean, the product of (i) the aggregate Dilution Factors during the twelve (12) Settlement Periods most recently ended on or prior to the date of determination, divided by (ii) three hundred and sixty (360) days, multiplied by (iii) the Credit Memo Lag less thirty (30) days. For the purposes of Availability on the Closing Date, the Credit Memo Reserve shall equal the amount calculated as set forth in the Monthly Report.

            "DAILY DEFAULT MARGIN" shall mean, for any day on which a Termination Event has occurred and is continuing, two percent (2.0%) divided by 360.

            "DAILY MARGIN" shall mean, for any day, the Per Annum Daily Margin on such day divided by 360.

            "DAILY YIELD" shall mean, for any day, the aggregate of the following for each portion of the Capital Investment: the product of (a) the portion of the Capital Investment outstanding on such day at a given Daily Yield Rate, multiplied by (b) the sum of (i) such Daily Yield Rate, plus (ii) the applicable Daily Margin on such day for such Daily Yield Rate, plus (iii) if a Termination Event has occurred and is continuing, the Daily Default Margin.

            "DAILY YIELD RATE" shall mean, for any day during a Settlement Period, (a) the LIBOR Rate or Index Rate, as applicable, on such day, divided by
(b) 360.

            "DEBT" of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services payment for which is deferred 90 days or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than 90 days unless being contested in

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all liabilities of such Person under Title IV of ERISA, (i) all Guaranteed Indebtedness of such Person, (j) all indebtedness referred to in clauses (a) through (i) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, (k) all obligations, indebtedness and liabilities constituting the Permitted Outstanding Debt or arising pursuant thereto, and (k) the Seller Secured Obligations.

            "DEFAULTED RECEIVABLE" shall mean (a) with respect to any Receivable that is not an Extended Term Receivable, a Receivable: (i) with respect to which any payment, or part thereof, remains unpaid for more than 60 days from its Maturity Date, (ii) with respect to which the Obligor thereunder has taken any action, or suffered any event to occur, of the type described in Sections 9.01(c) or 9.01(d) of the Purchase Agreement or (iii) that otherwise is or should be determined to be uncollectible and is or should be written off in accordance with the Credit and Collection Policies and (b) with respect to any Receivable that is an Extended Term Receivable, a Receivable that (i) remains unpaid for more than four (4) Business Days after its Extended Maturity Date,
(ii) with respect to which the Obligor thereunder has taken any action, or suffered any event to occur, of the type described in Sections 9.01(c) or 9.01(d) of the Purchase Agreement or (iii) that otherwise is or should be determined to be uncollectible and is or should be written off in accordance with the Credit and Collection Policies.

            "DEFAULT RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) (i) the average of the respective Outstanding Balances of all Transferred Receivables which constituted Defaulted Receivables as of the last day of the three Settlement Periods immediately preceding such date, plus (ii) the average Outstanding Balance of Transferred Receivables that were written off as uncollectible during such three Settlement Periods.

            to

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (b) the average of the respective Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

            "DELINQUENCY RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) the average of the respective Outstanding Balances of all Transferred Receivables which remain unpaid for more than 30 days but less than 61 days from their respective Maturity Date as of the last day of the three Settlement Periods immediately preceding such date to

            (b) the average of the Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

            "DEPOSIT INVESTMENTS" shall mean, with respect to any Account Collateral, the certificates, instruments, investment property or other investments in which amounts constituting such collateral are invested from time to time.

            "DEPOSITARY" shall mean Deutsche Bank Trust Company Americas, in its capacity as the depositary for GE Capital.

            "DILUTION FACTORS" shall mean, with respect to any Receivable, any credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other allowances, disputes, setoffs, chargebacks, credits issued on account of returned defective goods or other returned or repossessed goods or scrapped goods, inventory transfers, allowances for early payments and other similar allowances that are reflected on the books of each Originator and made or coordinated with the usual practices of the Originator thereof; PROVIDED THAT any allowances or adjustments in accordance with the Credit and Collection Policies made on account of the insolvency of the Obligor thereunder or such Obligor's inability to pay shall not constitute a Dilution Factor.

            "DILUTION RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) the sum of (i) the aggregate Dilution Factors during the three
(3) consecutive Settlement Periods most recently ended on or prior to the date of determination, plus, without duplication (ii) gross write-offs in connection with Credit and Collection Policies (without deduction of any debit memos or recoveries) during such three (3) consecutive Settlement Periods, to

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (b) the aggregate gross Billed Amount of all Transferred Receivables originated during the third, fourth and fifth Settlement Periods preceding the Settlement Period then most recently ended.

            "DILUTION RESERVE RATIO" shall mean, as of any date of determination, the sum of (a) the product of (i) two multiplied by (ii) the Dilution Ratio for the Settlement Period most recently ended plus (b) 5%. Notwithstanding the foregoing, the Dilution Reserve Ratio may be changed at any time at the sole discretion of the Administrative Agent, exercised in good faith.

            "DOL" shall mean the United States Department of Labor and any Person succeeding to the functions thereof.

            "DISCOUNT RESERVE" shall mean, at any time, the product of (a) 1.5,
(b) the Index Rate, (c) Capital Investment and (d) a fraction, the numerator of which is the higher of (i) 30 and (ii) the most recently reported Receivables Collection Turnover, and the denominator of which is 360; PROVIDED THAT, the Discount Reserve may be changed at any time at the sole discretion of the Administrative Agent, exercised in good faith.

            "DISTRICT" shall mean the geographic location of the office of the Originator which generates the Contract with respect to any Receivable.

            "DOLLARS" or "$" shall mean lawful currency of the United States of America.

            "DOMESTIC SUBSIDIARY" shall mean a Subsidiary organized under the laws of a jurisdiction located in the United States of America.

            "DYNAMIC PURCHASE DISCOUNT RATE" shall mean, as of any date of determination, the rate equal to the lesser of (i) Purchase Discount Rate Cap and (ii) 100% minus the Dilution Reserve Ratio.

            "EARLY TERMINATION FEE" shall mean the First Year Early Termination Fee and the Second Year Early Termination Fee.

            "ELECTION NOTICE" shall have the meaning assigned to it in Section 2.01(d) of the Sale Agreement.

            "ELIGIBLE EXTENDED TERM RECEIVABLE" shall mean, as of any date of determination, an Extended Term Receivable (i) that is evidenced by an Extended Term Instrument, the original of which, together with all requisite endorsements, is delivered to the Administrative Agent pursuant to Section 8.04 of the Purchase Agreement, (ii) that is not a Defaulted Receivable or an Unapproved Receivable, (iii) that satisfies all criteria of eligibility of a Transferred Receivable other than clause (n) of the definition of "Eligible Receivable" and (iv) that is a liability of an Extended Term Receivable Obligor; PROVIDED THAT the aggregate Outstanding Balance of the Extended Term Receivables that exceeds 5% of the aggregate Outstanding Balance of all Eligible Receivables shall be ineligible; and PROVIDED, FURTHER, THAT if

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
any of the Extended Term Receivables of an Obligor is a Defaulted Receivable (i) all Eligible Extended Term Receivables, if any, of such Obligor shall be ineligible and (ii) such Obligor shall no longer be an Extended Term Receivable Obligor and Schedule 3 to this Annex X shall be deemed amended by deleting such Obligor therefrom without any further action of the parties; it being understood that no Extended Term Receivable of such Obligor shall be eligible.

            "ELIGIBLE RECEIVABLE" shall mean, as of any date of determination,
(i) an Eligible Extended Term Receivable and (ii) a Transferred Receivable:

            (a) that is not a liability of an Obligor (i) organized under the laws of any jurisdiction outside of the United States of America (including the District of Columbia but otherwise excluding its territories and possessions),
(ii) having its principal place of business outside of the United States of America (including the District of Columbia but otherwise excluding its territories and possessions), (iii) that is an Affiliate of the Seller or the applicable Originator, (iv) that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless the applicable Originator, if necessary or desirable, has complied with respect to that obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment or enforcement thereof, or (v) that is a natural person; PROVIDED THAT, Transferred Receivables owing from an Obligor organized under the laws of Canada or any province thereof which has its principal place of business in Canada may be eligible as long as the other criteria of eligibility hereunder with respect to such Transferred Receivables are satisfied, and PROVIDED FURTHER that the aggregate Outstanding Balance of such Transferred Receivables that are eligible shall not exceed five percent (5%) of the aggregate Outstanding Balance of all Eligible Receivables;

            (b) that is only denominated and payable in Dollars in the United States of America;

            (c) that is not and will not be subject to any deposit or right of rescission, set-off, recoupment, counterclaim, dispute or defense, whether arising out of transactions concerning the Contract therefor or otherwise or is subject to a claim by the Obligor thereunder for consequential damages;

            (d) that is not a Defaulted Receivable or an Unapproved Receivable;

            (e) which is not the liability of an Obligor as to which more than 25% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables;

            (f) that, does not represent "billed but not yet shipped," "bill and hold" or "progress-billed" goods or merchandise, unperformed services, consigned goods or "sale or return" goods and does not arise from a transaction for which any additional performance by the Originator thereof, or acceptance by or other act of the Obligor thereunder, remains to be performed as a condition to any payments on such Receivable;

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (g) as to which the representations and warranties of Sections 4.01(x)(ii)-(iv) of the Sale Agreement are true and correct in all respects as of the Transfer Date therefor and has been transferred to the Seller pursuant to the Sale Agreement in a transaction constituting a true sale or other outright conveyance and contribution;

            (h) that is not the liability of an Obligor that has any claim of a material nature against or affecting any Originator or the property of any Originator;

            (i) that is a true and correct statement of a bona fide indebtedness incurred in the amount of the Billed Amount of such Receivable for merchandise or goods sold to or services rendered and accepted by the Obligor thereunder;

            (j) that was originated by an Originator in accordance with and satisfies all applicable requirements of the Credit and Collection Policies, except to the extent that the failure to satisfy such requirements could not reasonably be expected to have a material adverse effect on the collectibility or enforceability of such Receivable;

            (k) that represents the genuine, legal, valid and binding obligation of the Obligor thereunder enforceable by the holder thereof in accordance with its terms;

            (l) that is entitled to be paid pursuant to the terms of the Contract therefor, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the Originator thereof (except for adjustments to the Outstanding Balance thereof to reflect Dilution Factors made in accordance with the Credit and Collection Policy);

            (m) with respect to which the Originator thereof has submitted all necessary documentation for payment to the Obligor thereunder and such Originator has fulfilled all of its other obligations in respect thereof;

            (n) the stated term of which, if any, is not greater than 30 days after its Billing Date (other than with respect to Extended Term Receivables);

            (o) that was created in compliance with and otherwise does not contravene any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract therefor is in violation of any such law, rule or regulation, in each case except to the extent that such noncompliance or contravention could not reasonably be expected to have a material adverse effect on the collectibility, enforceability, value or payment terms of such Receivable;

            (p) with respect to which no proceedings or investigations are pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable or

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
the Contract therefor, (ii) asserting the bankruptcy or insolvency of the Obligor thereunder, (iii) seeking payment of such Receivable or payment and performance of such Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

            (q) with respect to which the Obligor thereunder is not: (i) bankrupt or insolvent, (ii) unable to make payment of its obligations when due,
(iii) a debtor in a voluntary or involuntary bankruptcy proceeding, or (iv) the subject of a comparable receivership or insolvency proceeding;

            (r) that (other than in the case of Eligible Extended Term Receivables) is an "account" (and is not evidenced by a draft, promissory note or other instrument and does not constitute chattel paper) within the meaning of the UCC of the jurisdictions in which each of the Originators, the Parent and the Seller are organized;

            (s) that is payable solely and directly to an Originator and not to any other Person (including any shipper of the merchandise or goods that gave rise to such Receivable), except to the extent that payment thereof may be made to the Collection Account or otherwise as directed pursuant to Article VI of the Purchase Agreement;

            (t) with respect to which all material consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the Contract therefor have been duly obtained, effected or given and are in full force and effect;

            (u) that is created through the provision of merchandise, goods or services by the Originator thereof in the ordinary course of its business in a current transaction;

            (v) that complies with such other criteria and requirements as the Administrative Agent may from time to time, in its reasonable credit judgment, specify to the Seller or the Originator thereof upon not less than three (3) Business Days' prior written notice;

            (w) that is not the liability of an Obligor that is receiving or, under the terms of the Credit and Collection Policies, should receive merchandise, goods or services on a "cash on delivery" basis;

            (x) that does not constitute a rebilled amount arising from a deduction taken by an Obligor with respect to a previously arising Receivable or the balance owed on a Receivable with respect to which one or more partial payments have been made;

            (y) with respect to which no check, draft or other item of payment has previously been received which was returned unpaid or otherwise dishonored;

            (z) no portion of which constitutes sales tax, excise tax or commission, late fees, service charges or similar charges;

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (aa) that is not subject to any Lien, right, claim, security interest or other interest of any other Person, other than Liens in favor of the Administrative Agent and the Purchaser; and

            (bb) which is not an indebtedness or a liability of a scrap mill (whether or not a supplier) or any other Person with respect to Scrapped Goods.

            "ENVIRONMENTAL LAWS" shall mean all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Sections 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. Sections 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Sections 2601 et seq.); the Clean Air Act (42
U.S.C. Sections 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.); the Occupational Safety and Health Act (29
U.S.C. Sections 651 et seq.); the Safe Drinking Water Act (42 U.S.C. Sections 300(f) et seq.); and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., each as from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

            "ENVIRONMENTAL LIEN" shall mean a lien in favor of any Governmental Authority for (a) any liability under Environmental Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater (a "RELEASE") or threatened Release of a Contaminant into the environment.

            "ENVIRONMENTAL PERMITS" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

            "EQUITY INTEREST" shall mean all shares, options, warrants, member interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, limited liability company, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "EQUITY HOLDERS" shall mean, with respect to any Person, each holder of Equity Interests of such Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and any regulations promulgated thereunder.

            "ERISA AFFILIATE" shall mean, with respect to any Originator, any trade or business (whether or not incorporated) that, together with such Originator, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

            "ERISA EVENT" shall mean, with respect to any Originator or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Originator or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Originator or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Originator or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days;
(g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; (i) the loss of a Qualified Plan's qualification or tax exempt status; or
(j) the termination of a Plan described in Section 4064 of ERISA.

            "ESOP" shall mean a Plan that is intended to satisfy the requirements of Section 4975(e)(7) of the IRC.

            "EVENT OF SERVICER TERMINATION" shall have the meaning assigned to it in Section 9.02 of the Purchase Agreement.

            "EXCLUDED RECEIVABLE" shall mean any indebtedness of Obligors (whether constituting an account, general intangible, instrument or otherwise) arising from the sale of merchandise, goods or services by any District of any Originator to its Obligors (including the right to payment of any interest or finance charges and other obligations of such Obligors with respect thereto) designated in writing by the Administrative Agent to the Originators at any time that the aggregate principal amount of Transferred Receivables at any one time outstanding exceeds $75,000,000 and arising after the date of such written designation.

            "EXTENDED MATURITY DATE" shall mean, with respect to any Receivable, the due date for payment thereof which is extended by an agreement between an Originator and an

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Obligor beyond the original Maturity Date, which is not, in any event, later than 124 days after its original Billing Date.

            "EXTENDED TERM INSTRUMENT" shall mean a draft executed by an Obligor in favor of an Originator evidencing the Extended Term Receivable substantially in the form attached as Exhibit B to the Purchase Agreement.

            "EXTENDED TERM INSTRUMENT REPORT" shall have the meaning set forth in Annex 5.02(a) to the Purchase Agreement.

            "EXTENDED TERM RECEIVABLE" shall mean a Receivable that has an Extended Maturity Date and is a liability of those Obligors that are listed on
Schedule 3 attached to this Annex X (each, an "EXTENDED TERM RECEIVABLE OBLIGOR" and collectively, the "EXTENDED TERM RECEIVABLE OBLIGORS"), as Schedule 3 may be amended from time to time by deletion of such Obligors pursuant to the definition of "Eligible Extended Term Receivables".

            "FACILITY TERMINATION DATE" shall mean the earliest of (a) the date so designated pursuant to Section 9.01 of the Purchase Agreement, (b) the Final Purchase Date, and (c) the date of termination of the Maximum Purchase Limit specified in a notice from Seller to the Purchaser delivered pursuant to and in accordance with Section 2.02(b) of the Purchase Agreement.

            "FAIR LABOR STANDARDS ACT" shall mean the provisions of the Fair Labor Standards Act, 29 U.S.C. Sections 201 et seq.

            "FEDERAL FUNDS RATE" shall mean, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by the Administrative Agent.

            "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System.

            "FEE LETTER" shall mean that certain letter agreement dated December 26, 2002, between the Seller and the Administrative Agent.

            "FINAL PURCHASE DATE" shall mean December 26, 2005.

            "FINANCIAL STATEMENTS" shall mean, consolidated and consolidating income statements, statements of cash flows and balance sheets of the Parent delivered in accordance with Section 4.01(f) of the Sale Agreement, Annex 4.03(a) and Annex 4.03(b) to the Sale Agreement and separate income statements, statements of cash flows and balance sheets of the Seller delivered in accordance with Section 5.02 of the Purchase Agreement.

            "FIRST YEAR EARLY TERMINATION FEE" shall have the meaning assigned to it in the Fee Letter.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "FIXED CHARGES" shall mean, with respect to the Parent and its Subsidiaries, on a consolidated basis, for any fiscal period, (a) the aggregate of all Interest Expense payable in cash during such period, plus (b) scheduled payments of principal payable in cash with respect to Debt during such period.

            "FIXED CHARGE COVERAGE RATIO" shall mean, with respect to the Parent and its Subsidiaries, on a consolidated basis, for any fiscal period, the ratio of (a) the Consolidated EBITDA, minus Capital Expenditures (other than that portion of such Capital Expenditures that are financed) during such period and minus, to the extent not already deducted in the calculation of the Consolidated EBITDA, income taxes payable in cash with respect to such period (without adding back any tax credit received) and minus the aggregate of all redemptions, purchases, retirements, defeasances, or similar payments or acquisitions for value with respect to Debt (other than refinancing of any Permitted Outstanding Debt expressly permitted under the Purchase Agreement) and minus dividends paid in cash to (b) Fixed Charges.

            "FOREIGN SUBSIDIARY" shall mean a Subsidiary which is not a Domestic Subsidiary.

            "GAAP" shall mean (i) generally accepted accounting principles in the United States of America as in effect on the Closing Date for the purpose of calculating the Fixed Charge Coverage Ratio and (ii) generally accepted accounting principles in the United States of America as in effect from time to time for all other purposes.

            "GE CAPITAL" shall mean General Electric Capital Corporation, a Delaware corporation, and its successors and assigns.

            "GENERAL TRIAL BALANCE" shall mean, with respect to any Originator and as of any date of determination, such Originator's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) as of such date, listing Obligors and the Receivables owing by such Obligors as of such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to the Seller and the Purchaser.

            "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be the amount equal to the lesser at such time of
(x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

            "GUARANTEED OBLIGATIONS" shall mean, collectively: (a) all covenants, agreements, terms, conditions and indemnities to be performed and observed by each of the Affiliated Party under and pursuant to the Sale Agreement and each other document executed and delivered by each of the Affiliated Party pursuant to the Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any of the Affiliated Parties under the Sale Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (b) all obligations of Affiliated Parties under the Purchase Agreement, or which arise pursuant to the Purchase Agreement as a result of their termination as Servicers.

            "INCIPIENT SERVICER TERMINATION EVENT" shall mean any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Servicer Termination.

            "INCIPIENT TERMINATION EVENT" shall mean any event that, with the passage of time or notice or both, would, unless cured or waived, become a Termination Event.

            "INDEMNIFIED AMOUNTS" shall mean, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

            "INDEMNIFIED PERSON" shall have the meaning assigned to it in
Section 12.01(a) of the Purchase Agreement.

            "INDEMNIFIED TAXES" shall have the meaning assigned to it in Section 2.08(b) of the Purchase Agreement.

            "INDEPENDENT MEMBER" shall mean Castle IND MGR, Inc., a Delaware corporation.

            "INDEX RATE" shall mean, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Interest Rates" as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus fifty (50) basis points per annum. Each change in any interest rate provided for in the Purchase Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

            "INTENDED CHARACTERIZATION" shall mean, for income tax purposes, the characterization of the acquisition by the Purchaser of Purchaser Interests under the Purchase Agreement as a loan or loans by the Purchaser to the Seller secured by the Receivables and the Related Security.

            "INTEREST EXPENSE" shall mean, with respect to the Parent and its Subsidiaries and any period, the interest expense of such Person, determined on a consolidated basis for such period, including in any event the interest portion or payments under Capital Lease Obligations and interest expense for the relevant period that has been capitalized on the balance sheet of such Person and yield or other amounts due and payable (other than upfront fees) under any accounts receivable securitization facility to which any such Person is a party as seller or issuer.

            "INVESTMENT BASE" shall mean, as of any date of determination, the amount equal to the aggregate Outstanding Balance of all Eligible Receivables minus the Reserves with respect thereto, in each case as disclosed in the most recently submitted Investment Base Certificate or as otherwise determined by the Purchaser or the Administrative Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

            "INVESTMENT BASE CERTIFICATE" shall have the meaning assigned to it in Section 2.03(a)(i) of the Purchase Agreement.

            "INVESTMENT COMPANY ACT" shall mean the provisions of the Investment Company Act of 1940, 15 U.S.C. Sections 80a et seq., and any regulations promulgated thereunder.

            "INVESTMENT REPORTS" shall mean, collectively, the Investment Base Certificates, the Monthly Reports and each of the reports with respect to the Transferred Receivables, the Related Security and the Seller Collateral referred to in Annex 7.02 of the Purchase Agreement.

            "IRC" shall mean the Internal Revenue Code of 1986 and any regulations promulgated thereunder.

            "IRS" shall mean the Internal Revenue Service.

            "LENDERS" shall mean the lenders from time to time party to Permitted Outstanding Debt Documents.

            "LIBOR BUSINESS DAY" shall mean a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "LIBOR PERIOD" shall mean, with respect to any LIBOR Tranche, each period commencing on a LIBOR Business Day selected by Seller pursuant to the Purchase Agreement and ending one, two or three months thereafter, as selected by Seller's irrevocable notice to Administrative Agent as set forth in the Purchase Agreement; PROVIDED THAT the foregoing provision relating to LIBOR Periods is subject to the following:

            (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

            (b) any LIBOR Period that would otherwise extend beyond the Facility Termination Date shall end 2 LIBOR Business Days prior to such date;

            (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

            (d) Seller shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Tranche during a LIBOR Period for such LIBOR Tranche; and

            (e) Seller shall select LIBOR Periods so that there shall be no more than 5 separate LIBOR Tranches in existence at any one time.

            "LIBOR RATE" shall mean for each LIBOR Period, a rate of interest determined by the Administrative Agent equal to:

            (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

            (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is 2 LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board that are required to be maintained by a member bank of the Federal Reserve System.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Administrative Agent and Seller.

            "LIBOR TRANCHE" shall mean each portion of the Capital Investment (if any) that is accruing Daily Yield at a LIBOR Rate for a LIBOR Period.

            "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

            "LITIGATION" shall mean, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

            "LOCKBOX" shall have the meaning assigned to it in Section 6.01(a)(ii) of the Purchase Agreement.

            "LOCKBOX ACCOUNT" shall mean each lockbox account or blocked account listed on Schedule 4.01(r) to the Purchase Agreement as amended from time to time established in the name of the Seller and held at a Lockbox Account Bank, together with any other segregated deposit account established by the Seller for the deposit of Collections pursuant to and in accordance with Section 6.01(a) of the Purchase Agreement.

            "LOCKBOX ACCOUNT AGREEMENT" shall mean any agreement among any one or more Originators, the Seller, the Administrative Agent, a Lockbox Account Bank and/or Concentration Account Bank with respect to a Lockbox, Lockbox Account and/or Concentration Account that provides, among other things, that (a) all items of payment deposited in such Lockbox, Lockbox Account or Concentration Account are held by such Lockbox Account Bank or such Concentration Account Bank, as the case may be, as custodian for GE Capital, as Administrative Agent,
(b) neither the Lockbox Account Bank nor the Concentration Account Bank, as applicable, has any rights of setoff or recoupment or any other claim against such Lockbox Account or Concentration Account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such Account and for returned checks or other items of payment and (c) such Lockbox Account Bank agrees to forward all Collections received in such Lockbox Account to the Concentration Account within one Business Day of receipt of available funds, and such Concentration Account Bank agrees to forward all Collections received in the Concentration Account to the Collection Account within one Business Day of receipt of available funds, and is otherwise in form and substance acceptable to the Administrative Agent.

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "LOCKBOX ACCOUNT BANK" shall mean any bank or other financial institution at which one or more Lockbox Accounts are maintained.

            "MARGIN STOCK" shall have the meaning set forth in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as from time to time in effect.

            "MASTER SERVICER" shall mean the Parent in its capacity as Master Servicer under the Purchase agreement, or any other Person designated as a Successor Servicer to the Master Servicer.

            "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on
(a) the business, assets, liabilities, operations, prospects or financial or other condition of (i) any Originator or the Originators considered as a whole,
(ii) the Seller or (iii) the Master Servicer and its Subsidiaries considered as a whole, (b) the ability of any Originator, the Seller or any Servicer to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of the Seller, the Purchaser or the Administrative Agent under any Related Document, (d) the federal income tax attributes of the sale, contribution or pledge of the Transferred Receivables and the Related Security pursuant to any Related Document or (e) the Transferred Receivables, the Related Security, the Originator Collateral, the Seller Collateral or the ownership interests or Liens of the Seller or the Purchaser or the Administrative Agent thereon or the priority of such interests or Liens.

            "MATERIAL DEBT" shall have the meaning assigned to it in Section 9.01(b) of the Purchase Agreement.

            "MATURITY DATE" shall mean, with respect to any Receivable, the due date for payment therefor specified in the Contract therefor, or, if no date is so specified, 30 days from the Billing Date.

            "MAXIMUM PURCHASE LIMIT" shall mean $60,000,000 as such amount may be reduced in accordance with Section 2.02(a) of the Purchase Agreement.

            "MONTHLY REPORT" shall mean a report in substantially the form of
Exhibit 2.03(a)(ii) to the Purchase Agreement.

            "MOODY'S" shall mean Moody's Investors Service, Inc. or any successor thereto.

            "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA with respect to which any Originator or ERISA Affiliate is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

            "NET WORTH PERCENTAGE" shall mean a fraction (expressed as a percentage) (a) the numerator of which equals the excess of assets over liabilities, in each case determined in

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
accordance with GAAP consistently applied and (b) the denominator of which equals the Outstanding Balance of Transferred Receivables.

            "NOTE AGREEMENTS" shall mean (i) that certain Note Agreement, dated as of May 15, 1997, as amended and in effect on the Closing Date, among the Parent and the holder of the Parent's Reset Rate Senior Secured Notes due 2009,
(ii) that certain Note Agreement, dated as of March 1, 1998, as amended and in effect on the Closing Date, among the Parent, the holders of the Parent's Reset Rate Series A Senior Secured Notes due 2008, the holders of the Parent's Reset Rate Series B Senior Secured Notes due 2010, and the holders of the Parent's Reset Rate Series C Senior Secured Notes due 2012, and (iii) that certain Note Agreement, dated as of April 1, 1996, as amended and in effect on the Closing Date, among the Parent and the holders of the Parent's Reset Rate Senior Secured Notes due 2008.

            "NOTE DOCUMENTS" shall mean, the Note Agreements, the Senior Notes and all notes, security agreements, guaranties, pledge agreements, mortgages and related collateral documents executed pursuant to any of the foregoing.

            "NOTEHOLDER" shall mean each holder of a Senior Note pursuant to a Note Agreement, and its successors and assigns.

            "OBLIGOR" shall mean, with respect to any Receivable, the Person primarily obligated to make payments in respect thereof.

            "OFFICER'S CERTIFICATE" shall mean, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

            "ORGANIC DOCUMENTS" shall mean, relative to any Person, its certificate of incorporation, its by-laws, its partnership agreement, its memorandum and articles of association, its certificate of formation or articles of organization and limited liability company agreement and/or operating agreement, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interest.

            "ORIGINATOR" shall mean each of A. M. Castle & Co., a Maryland corporation, Oliver Steel Plate Co., a Delaware corporation, Keystone Tube Company, llc, a Delaware limited liability company, and Total Plastics, Inc., a Michigan corporation.

            "ORIGINATOR COLLATERAL" shall have the meaning assigned to it in
Section 7.01 of the Sale Agreement.

            "OUTSTANDING BALANCE" shall mean, with respect to any Receivable and as of any date of determination, the amount (which amount shall not be less than zero) equal to (a) the Billed Amount thereof, minus (b) all Collections received from the Obligor thereunder, minus (c) all discounts to or any other modifications that reduce such Billed Amount; PROVIDED THAT if the Administrative Agent or the Master Servicer makes a determination that all payments by such

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Obligor with respect to such Billed Amount have been made, the Outstanding Balance shall be zero.

            "PARENT" shall mean A. M. Castle & Co., a Maryland corporation.

            "PARENT GROUP" shall mean the Parent and each of its Affiliates (other than the Seller and the Independent Member).

            "PBGC" shall mean the Pension Benefit Guaranty Corporation.

            "PENSION PLAN" shall mean a Plan described in Section 3(2) of ERISA.

            "PER ANNUM DAILY MARGIN" shall have the meaning assigned to it in the Fee Letter:

            "PERFORMANCE UNDERTAKING" shall mean the provisions of Article VIII of the Sale Agreement.

            "PERMITTED INDEPENDENT MEMBER ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) deposits securing statutory obligations of the Independent Member; and (c) presently existing or hereinafter created Liens in favor of the Collateral Administrative Agent on the Independent Member's Equity Interest in the Seller.

            "PERMITTED INVESTMENTS" shall mean any of the following:

            (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the federal government of the United States or obligations of any agency or instrumentality thereof if such obligations are backed by the full faith and credit of the federal government of the United States, in each case with maturities of not more than 90 days from the date acquired;

            (b) repurchase agreements on obligations of the type specified in clause (a) of this definition; provided, that the short-term debt obligations of the party agreeing to repurchase are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's;

            (c) federal funds, certificates of deposit, time deposits and bankers' acceptances of any depository institution or trust company incorporated under the federal laws of the United States or any state, in each case with original maturities of not more than 90 days or, in the case of bankers' acceptances, original maturities of not more than 365 days; provided, that the short-term obligations of such depository institution or trust company are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's;

            (d) commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with original maturities of not more than 30 days

                                                   A. M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
that on the date of acquisition are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's; and

            (e) securities of money market funds rated at least Aam or the equivalent by S&P and P-1 or the equivalent by Moody's.

            "PERMITTED ORIGINATOR ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Originator, the Seller or any Servicer is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of any Originator, the Seller or any Servicer; (e) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $500,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Originator, the Seller or any Servicer is a party;
(h) any attachment or judgment Lien not constituting a Termination Event under
Section 9.01(f) of the Purchase Agreement; (i) Liens existing on the Closing Date and listed on Schedule 4.04(b) of the Sale Agreement; (j) [reserved]; (k) [reserved]; (l) Liens securing Debt which is incurred to extend, refinance, renew, replace, defease or refund Debt which has been secured by a Lien permitted under the Sale Agreement and is permitted to be extended, refinanced, renewed, replaced, defeased or refunded under the Sale Agreement but only to the extent that such Lien is limited to the same collateral as that covered by the prior Lien; (m) Liens securing the Permitted Outstanding Debt so long as such Liens (A) do not encumber Originator Collateral or Seller Collateral, (B) are granted to one or more holders of the Permitted Outstanding Debt pursuant to agreements, instruments or documents which have been reviewed by the Administrative Agent and which are reasonably satisfactory to the Administrative Agent, and (C) an intercreditor agreement satisfactory to the Administrative Agent has been entered into between the Administrative Agent and such holders of the Permitted Outstanding Debt or an agent authorized to act on their behalf; and (n) presently existing or hereinafter created Liens in favor of the Buyer, the Seller, the Purchaser or the Administrative Agent.

            "PERMITTED OUTSTANDING DEBT" shall mean existing Debt described in
Schedule 2 to this Annex X with the holders of such Debt as described in that Schedule (or with any other future holder of such Debt reasonably satisfactory to the Administrative Agent) and refinancings thereof or amendments or modifications thereof that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same and other than as expressly permitted in the Purchase Agreement) and that are otherwise on terms and conditions no less favorable to any Seller Party or the Administrative Agent, as determined by the Administrative Agent, than the terms of the Debt being refinanced, amended or modified.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "PERMITTED OUTSTANDING DEBT DOCUMENTS" shall mean the agreements, indentures, and related documents and instruments evidencing the Permitted Outstanding Debt, each in effect as of the Closing Date.

            "PERMITTED SELLER ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) deposits securing statutory obligations of the Seller; and (c) presently existing or hereinafter created Liens in favor of the Purchaser or the Administrative Agent.

            "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, Governmental Authority or any other entity of whatever nature.

            "PLAN" shall mean, at any time, an "employee benefit plan," as defined in Section 3(3) of ERISA, that any Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Originator or ERISA Affiliate.

            "PROJECTIONS" shall mean Parent Group's forecasted consolidated and consolidating: (a) balance sheets; (b) income statements; and (c) cash flow statements, all prepared on a Subsidiary-by-Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical Financial Statements of Parent, together with appropriate supporting details and a statement of underlying assumptions.

            "PURCHASE" shall have the meaning assigned to it in Section 2.01 of the Purchase Agreement.

            "PURCHASE AGREEMENT" shall mean that certain Receivables Purchase and Servicing Agreement dated as of December 26, 2002, among the Seller, the Independent Member, the Purchaser, the Servicers and the Administrative Agent.


            "PURCHASE ASSIGNMENT" shall mean that certain Purchase Assignment, dated as of December 26, 2002, by and between the Seller and the Purchaser in the form attached as Exhibit 2.04(a) to the Purchase Agreement.

            "PURCHASE DATE" shall mean each day on which a Purchase is made.

            "PURCHASE DISCOUNT RATE CAP" shall mean a rate equal to eighty-five percent (85%); PROVIDED THAT the Purchase Discount Rate Cap may be changed at any time as determined by the Administrative Agent in its reasonable credit judgment exercised in good faith.

            "PURCHASE EXCESS" shall mean, as of any date of determination, the extent to which the Capital Investment exceeds the Availability, in each case as disclosed in the most

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
recently submitted Investment Base Certificate or as otherwise determined by the Purchaser or the Administrative Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

            "PURCHASE REQUEST" shall have the meaning assigned to it in Section 2.03(b) of the Purchase Agreement.

            "PURCHASER" shall mean GE Capital, its successors and assigns.

            "PURCHASER INTEREST" shall mean the undivided percentage ownership interest of the Purchaser in the Transferred Receivables and the Related Security which are purchased under the Purchase Agreement. The Purchaser Interest of the Purchaser shall be expressed as a fraction of the total Transferred Receivables computed as follows:

            PI = C + DR/IB x DPR

      where:

            PI = the Purchaser Interest at the time of determination;

            C = the aggregate Capital Investment at such time;

            DR = the Discount Reserve plus the Availability Reserve;

            IB = the Investment Base at such time; and

            DPR = the Dynamic Purchase Discount Rate at such time.

The Purchaser Interest shall be calculated (or deemed to be calculated) on each Business Day from the Closing Date through the Facility Termination Date; from and after the Facility Termination Date, the Purchaser Interest of the Purchaser shall be the Purchaser Interest of such Purchaser as calculated on the Business Day immediately preceding the Facility Termination Date until the Termination Date, at which time the Purchaser Interest shall equal zero.

            "QUALIFIED PLAN" shall mean a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

            "RATIOS" shall mean, collectively, the Dilution Ratio, the Default Ratio, the Delinquency Ratio, the Receivables Collection Turnover and Net Worth Percentage.

            "RECEIVABLE" shall mean, with respect to any Obligor, indebtedness of such Obligor (whether constituting an account, a payment intangible, an instrument or otherwise)

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
arising from the sale of merchandise, goods or services by an Originator to such Obligor, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto; PROVIDED THAT the definition of "Receivable" shall exclude the Excluded Receivables.

            "RECEIVABLES COLLECTION TURNOVER" shall mean, as of any date of determination, the amount (expressed in days) equal to:

            (a) a fraction, (i) the numerator of which is equal to the average of the Outstanding Balances of Transferred Receivables on the first day of the three (3) Settlement Periods immediately preceding such date and (ii) the denominator of which is equal to aggregate Collections received during such three (3) Settlement Periods with respect to all Transferred Receivables, multiplied by

            (b) the number of days contained in such three (3) Settlement
Periods.

            "RECORDS" shall mean all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any Originator, any Servicer, any Sub-Servicer or the Seller with respect to the Receivables and the Obligors thereunder, the Originator Collateral and the Seller Collateral.

            "REGULATORY CHANGE" shall mean any change after the Closing Date in any federal, state or foreign law or regulation (including Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request under any federal, state or foreign law or regulation (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to any Affected Party.

            "REINVESTMENT PURCHASE" shall have the meaning assigned to it in
Section 2.01 of the Purchase Agreement.

            "REJECTED AMOUNT" shall have the meaning assigned to it in Section
4.05 of the Sale Agreement.

            "RELATED DOCUMENTS" shall mean each Lockbox Account Agreement, the Sale Agreement (including, without limitation, the Performance Undertaking contained therein), the Purchase Agreement, the Purchase Assignment, the Fee Letter and all other agreements, instruments, documents and certificates identified in the Schedule of Documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with either Sale Agreement, the Purchase Agreement or the transactions contemplated thereby. Any reference in either Sale

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Agreement, the Purchase Agreement or any other Related Document to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

            "RELATED SECURITY" shall mean with respect to any Receivable:

            (a) all supporting obligations (as defined in Article 9 of the UCC), security interests or Liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon;

            (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

            (c) all right, title and interest of the Parent or any Subsidiary in and to any goods (including Returned Goods) the sale of which gave rise to such Receivable and all right, title and interest of the Parent or any Subsidiary in and to payments made on account of Scrapped Goods; provided that Related Security will not include Returned Goods from and after the time, if any, when the Seller shall have received full cash payment required to be made under the Sale Agreement on account of the reduction of the Outstanding Balance of the Receivable related to such Returned Good);

            (d) all Collections;

            (e) all Records;

            (f) all of the following (collectively, the "ACCOUNT COLLATERAL")
(A) in the case of any Originator, all deposit accounts and/or lockboxes established for collection of Receivables and all funds on deposit therein and all certificates and instruments, if any, at any time or evidencing such accounts, lockboxes or such funds and (B) in the case of Seller:

                        (1) all deposit accounts, including the Lockbox Accounts, the Lockboxes, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing any deposit account, the Lockbox Accounts, the Lockboxes or such funds,

                        (2) the Collection Account, the Concentration Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Concentration Account or such funds,

                        (3) all Deposit Investments from time to time of amounts in the Collection Account, and all certificates, instruments and

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
                        investment property, if any, from time to time representing or evidencing such Deposit Investments,

                        (4) all notes, certificates of deposit and other instruments in substitution for or relating to any of the then existing Account Collateral, and

                        (5) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Account Collateral; and

            (g) all proceeds of such Receivable and with respect to any of the foregoing.

            "REPAYMENT NOTICE" shall have the meaning assigned to it in Section 2.03(c) of the Purchase Agreement.

            "RESERVES" shall mean the aggregate Concentration Discount Amount for all Obligors of Transferred Receivables plus the Credit Memo Reserve and any other reserves as the Administrative Agent may establish from time to time in its credit judgment exercised in good faith.

            "RETIREE WELFARE PLAN" shall mean, at any time, a Welfare Plan that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

            "RETURNED GOODS" shall mean goods, the sale of which gave rise to a Receivable, that are returned to an Originator by an Obligor for any reason.

            "REVOLVING PERIOD" shall mean the period from and including the Closing Date through and including the day immediately preceding the Facility Termination Date.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "SALE" shall mean with respect to a sale of Receivables under the Sale Agreement, a sale of Receivables by an Originator to the Seller in accordance with the terms of the Sale Agreement.

            "SALE AGREEMENT" shall mean that certain Receivables Sale and Contribution Agreement dated as of December 26, 2002, among the Originators, as sellers, the Parent, and the Seller, as buyer thereunder.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SALE PRICE" shall mean, with respect to any Sale of Sold Receivables, the price calculated by the Seller and approved from time to time by the Administrative Agent equal to:

            (a) the Outstanding Balance of such Sold Receivable, minus

            (b) the expected costs to be incurred by the Seller in financing the purchase of such Sold Receivables until the Outstanding Balance of such Sold Receivables is paid in full, minus

            (c) the portion of such Sold Receivables that are reasonably expected by such Originator to become Defaulted Receivables, minus

            (d) the portion of such Sold Receivables that are reasonably expected by such Originator to be reduced by means other than the receipt of Collections thereon or pursuant to clause (c) above, minus

            (e) amounts expected to be paid to the Servicers with respect to the servicing, administration and collection of such Sold Receivables;

PROVIDED THAT such calculations shall be determined based on the historical experience of (y) such Originator, with respect to the calculations required in each of clauses (c) and (d) above, and (z) the Seller, with respect to the calculations required in clauses (b) and (e) above.

            "SCHEDULE OF DOCUMENTS" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Sale Agreement, the Purchase Agreement and the other Related Documents and the transactions contemplated thereunder, substantially in the form attached as Annex Y to the Purchase Agreement and the Sale Agreement.

            "SCRAPPED GOODS" shall mean goods, the sale of which gave rise to a Receivable, which are rejected by the applicable Obligor for any reason but which are scrapped rather than being returned to the applicable Originator or any of its Affiliates.

            "SECOND YEAR EARLY TERMINATION FEE" shall have the meaning assigned to it in the Fee Letter.

            "SECURITIES ACT" shall mean the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

            "SECURITIES EXCHANGE ACT" shall mean the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

            "SELLER" shall mean Castle SPFD, LLC, a Delaware limited liability company, in its capacity as seller under the Purchase Agreement.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SELLER ACCOUNT" shall mean a deposit account maintained in the name of the Seller at a commercial bank in the United States of America, as designated by the Seller from time to time.

            "SELLER ASSIGNED AGREEMENTS" shall have the meaning assigned to it in Section 8.01(b) of the Purchase Agreement.

            "SELLER COLLATERAL" shall have the meaning assigned to it in Section
8.01 of the Purchase Agreement.

            "SELLER PARTIES" shall have the meaning assigned to it in the recitals of the Purchase Agreement.

            "SELLER SECURED OBLIGATIONS" shall mean all loans, advances, debts, liabilities, indemnities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by the Seller to any Affected Party under the Purchase Agreement and any document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising thereunder, including Capital Investment, Daily Yield, Unused Facility Fees, amounts in reduction of Purchase Excess, Successor Servicing Fees and Expenses, Additional Amounts and Indemnified Amounts. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against the Seller in bankruptcy, whether or not allowed in such case or proceeding), fees, charges, expenses, attorneys' fees and any other sum chargeable to the Seller thereunder, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations that are paid to the extent all or any portion of such payment is avoided or recovered directly or indirectly from any Purchaser or the Administrative Agent or any transferee of the Purchaser or the Administrative Agent as a preference, fraudulent transfer or otherwise.

            "SENIOR NOTE" shall mean any of the Parent's Reset Rate Senior Secured Notes, due May 30, 2009, Reset Rate Series A Senior Secured Notes, due March 1, 2008, Reset Rate Series B Senior Secured Notes, due March 1, 2010, Reset Rate Series C Senior Secured Notes, due March 1, 2012, or Reset Rate Senior Secured Notes, due April 15, 2008.

            "SERVICER" shall mean each of the Master Servicer, Oliver Steel Plate Co., a Delaware corporation and Total Plastics, Inc., a Michigan corporation, each in its capacity as a Servicer under the Purchase Agreement, or any other Person designated as a Successor Servicer.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SERVICER TERMINATION NOTICE" shall mean any notice by the Administrative Agent to any Servicer that (a) an Event of Servicer Termination has occurred and (b) the Servicers' appointment under the Purchase Agreement has been terminated.

            "SERVICING FEE" shall mean, for any day within a Settlement Period, the amount equal to (a)(i) the Servicing Fee Rate divided by (ii) 360, multiplied by (b) the Transferred Receivables on such day.

            "SERVICING FEE RATE" shall mean 1.00%.

            "SERVICING RECORDS" shall mean all documents, books, Records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Master Servicer with respect to the Transferred Receivables and the Related Security and the Obligors thereunder.

            "SERVICING SOFTWARE" shall mean the data processing software used by the Originators, Master Servicer and/or Seller for the purpose of servicing, monitoring, and retaining data regarding the Transferred Receivables and the Related Security and the Obligors thereunder.

            "SETTLEMENT DATE" shall mean the tenth Business Day following the end of each Settlement Period.

            "SETTLEMENT PERIOD" shall mean (a) solely for purposes of determining the Ratios, (i) with respect to all Settlement Periods other than the final Settlement Period, each calendar month, whether occurring before or after the Closing Date, and (ii) with respect to the final Settlement Period, the period ending on the Termination Date and beginning with the first day of the calendar month in which the Termination Date occurs, and (b) for all other purposes, (i) with respect to the initial Settlement Period, the period from and including the Closing Date through and including the last day of the calendar month in which the Closing Date occurs, (ii) with respect to the final Settlement Period, the period ending on the Termination Date and beginning with the first day of the calendar month in which the Termination Date occurs, and
(iii) with respect to all other Settlement Periods, each calendar month.

            "SOLD RECEIVABLE" shall have the meaning assigned to it in Section 2.01(b) of the Sale Agreement.

            "SOLVENT" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "SUB-SERVICER" shall mean any Person with whom any Servicer enters into a Sub-Servicing Agreement.

            "SUB-SERVICING AGREEMENT" shall mean any written contract entered into between any Servicer and any Sub-Servicer pursuant to and in accordance with Section 7.01 of the Purchase Agreement relating to the servicing, administration or collection of the Transferred Receivables.

            "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

            "SUCCESSOR SERVICER" shall have the meaning assigned to it in
Section 11.02 of the Purchase Agreement.

            "SUCCESSOR SERVICING FEES AND EXPENSES" shall mean the fees and expenses payable to the Successor Servicer as agreed to by the Seller, the Purchaser and the Administrative Agent.

            "TERMINATION DATE" shall mean the date on which (a) Capital Investment has been permanently reduced to zero, (b) all other Seller Secured Obligations under the Purchase Agreement and the other Related Documents have been indefeasibly repaid in full and completely discharged and (c) the Maximum Purchase Limit has been irrevocably terminated in accordance with the provisions of Section 2.02(b) of the Purchase Agreement.

            "TERMINATION EVENT" shall have the meaning assigned to it in Section
9.01 of the Purchase Agreement.

            "TITLE IV PLAN" shall mean a Pension Plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA and that any Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "TRANSFER" shall mean any Sale or capital contribution of Transferred Receivables and the Related Security to the Seller pursuant to the terms of the Sale Agreement.

            "TRANSFER DATE" shall have the meaning assigned to it in Section 2.01(a) of the Sale Agreement.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "TRANSFERRED RECEIVABLE" shall mean any Sold Receivable or Contributed Receivable; PROVIDED THAT any Receivable repurchased by an Originator thereof pursuant to Section 4.05 of the Sale Agreement shall not be deemed to be a Transferred Receivable from and after the date of such repurchase unless such Receivable has subsequently been repurchased by or contributed to the Seller.

            "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

            "UNAPPROVED RECEIVABLE" shall mean any Receivable (a) with respect to which the Obligor thereunder is not an Obligor on any Transferred Receivable and whose customer relationship with an Originator arises as a result of the acquisition by such Originator of another Person, (b) that was originated in accordance with standards established by another Person acquired by an Originator, in each case, solely with respect to any such acquisitions that have not been approved in writing by the Administrative Agent and then only for the period prior to any such approval, or (c) with respect to which the Obligor thereunder is not creditworthy, as determined by the Administrative Agent in its reasonable credit judgment.

            "UNDERFUNDED PLAN" shall mean any Plan that has an Underfunding.

            "UNDERFUNDING" shall mean, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the IRC) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

            "UNFUNDED LIABILITY" shall mean, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five years following a transaction that might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Originator or any ERISA Affiliate as a result of such transaction.

            "UNITED STATES" shall mean the United States of America (including the District of Columbia but otherwise excluding its territories and possessions).

            "UNUSED FACILITY FEE" shall mean, as of any date of determination, a fee equal to the product of (a) the applicable Per Annum Daily Margin for Unused Facility Fees multiplied by (b) the excess (if any) of the Maximum Purchase Limit over the aggregate Capital Investment.

            "WELFARE PLAN" shall mean a Plan described in Section 3(1) of ERISA.

            SECTION 2. Other Terms and Rules of Construction.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (a) Accounting Terms. Rules of construction with respect to accounting terms used in any Related Document shall be as set forth in Annex 4.04(l) to the Sale Agreement. Unless otherwise specifically provided therein, any accounting term used in any Related Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

            (b) Other Terms. All other undefined terms contained in any of the Related Documents shall, unless the context indicates otherwise, have the meanings provided for by the UCC as in effect in the State of New York from time to time to the extent the same are used or defined therein.

            (c) Rules of Construction. Unless otherwise specified, references in any Related Document or any of the Appendices thereto to a Section, subsection or clause refer to such Section, subsection or clause as contained in such Related Document. The words "herein," "hereof" and "hereunder" and other words of similar import used in any Related Document refer to such Related Document as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in such Related Document or any such annex, exhibit or schedule. Any reference to or definition of any document, instrument or agreement shall, unless expressly noted otherwise, include the same as amended, restated, supplemented or otherwise modified from time to time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Related Documents) or, in the case of Governmental Authorities, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

            (d) Rules of Construction for Determination of Ratios. The Ratios as of the last day of the Settlement Period immediately preceding the Closing Date shall be established by the Administrative Agent on or prior to the Closing Date and the underlying calculations for periods immediately preceding the Closing Date to be used in future calculations of the Ratios shall be established by the Administrative Agent on or prior to the Closing Date in accordance with Schedule 1 attached to this Annex X. For purposes of calculating the Ratios, (i) averages shall be computed by rounding to the third decimal place and (ii) the Settlement Period in which the date of determination thereof occurs shall not be included in the computation thereof and the first Settlement Period immediately preceding such date of determination shall be deemed to be the Settlement Period immediately preceding the Settlement Period in which such date of determination occurs.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 1

                        RULES OF CONSTRUCTION FOR RATIOS

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 2

                           PERMITTED OUTSTANDING DEBT

            (a) Four Letters of Credit issued by Bank of America, N.A. for the account of Parent pursuant to that certain Reimbursement Agreement, dated as of June 1, 1994 by the Parent in favor of NBD Bank, N.A., as assigned and amended pursuant to the terms of an Assignment and Amendment of Reimbursement Agreement, dated as of June 12, 2001, by and among the Parent, Bank One, NA (successor to NBD Bank, N.A.) and the Bank of America, N.A., as further amended from time to time, and Parent's obligations pursuant to such Reimbursement Agreement;

            (b) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Village of Rosemont, Illinois and A. M. Castle & Co.;

            (c) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Village of Franklin Park, Illinois and A. M. Castle & Co.;

            (d) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Director of Ohio Department of Development and A. M. Castle & Co.;

            (e) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between The City of Kansas City, Missouri and A. M. Castle & Co.;

            (f) A Letter of Credit issued by Bank of America, N.A. for the account of Parent pursuant to that certain Reimbursement Agreement, dated as of November 1, 1994 by the Parent in favor of NBD Bank, N.A., as assigned and amended pursuant to the terms of an Assignment and Amendment of Reimbursement Agreement, dated as of November 1, 2001, by and among the Parent, Bank One, NA (successor to NBD Bank, N.A.) and the Bank of America, N.A., as further amended from time to time, and Parent's obligations pursuant to such Reimbursement Agreement;

            (g) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of the Bank of America, N.A., pursuant to which they guarantee certain payments with respect of the Reimbursement Agreements described in items (a) and (f) above;

            (h) Obligations of Parent under that certain Loan Agreement, dated November 1, 1994, between City of Hammond, Indiana and A. M. Castle & Co.

            (i) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by the Parent in favor of the Bank of America, N.A., pursuant to which the Parent guarantees certain payments in respect of the Economic Development Revenue Bonds, Series 1998 (Keystone Service, Inc. Project) issued by the City of La Porte, Indiana;

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (j) Obligations of Keystone Service, Inc. under that certain Loan Agreement, dated April 1, 1998, between the City of LaPorte, Indiana and Keystone Service, Inc.;

            (k) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by the Parent in favor of the Bank of America, N.A., pursuant to which the Parent guarantees certain payments in respect of the Tax-Exempt Industrial Revenue Bonds (A. M. Castle & Co. Project Series 1996) issued by the Mecklenburg County Industrial Facilities and Pollution Control Financing Authority;

            (l) Obligations of Parent under that certain Loan Agreement, dated July 1, 1996, between The Mecklenburg County Industrial Facilities and Pollution Control Financing Authority and A. M. Castle & Co.;

            (m) Obligations pursuant to that certain Irrevocable Documentary Credit No. 7273987 in the stated amount of $1,800,000 issued by the Bank of America, N.A. for the account of Parent, as amended from time to time;

            (n) Obligations pursuant to that certain Irrevocable Standby Letter of Credit No. 7409195 in the stated amount of $5,000,000 issued by the Bank of America, N.A. for the account of Parent pursuant to that certain Application and Agreement for Standby Letter of Credit, dated March 15, 2002, as amended from time to time;

            (o) Obligations pursuant to that certain Amended and Restated Limited Guaranty, dated as of March 8, 2002, by the Parent in favor of the Bank of America, N.A., as agent on behalf of certain Lenders from time to time party to the Kreher Credit Agreement (as defined below), pursuant to which the Parent guarantees certain Obligations (as defined in the Kreher Credit Agreement) under that certain Amended and Restated Credit Agreement, dated as of March 8, 2002 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Kreher Credit Agreement"), among Bank of America, N.A., Lenders and Kreher Steel Company, LLC;

            (p) Senior Notes issued by the Parent pursuant to that certain Note Agreement, dated as of March 1, 1998, among the Parent, Allstate Life Insurance Company, The Northwestern Mutual Life Insurance Company, Massachusetts Mutual Life Insurance Company, Mutual of Omaha Insurance Company and United of Omaha Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (q) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Allstate Insurance Company, The Northwestern Life Insurance Company, Massachusetts Mutual Life Insurance Company, Mutual of Omaha Insurance Company and United of Omaha Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (p) above;

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (r) Senior Notes issued by the Parent pursuant to that certain Note Agreement dated as of April 1, 1996 between the Parent and Nationwide Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (s) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Nationwide Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (r) above;

            (t) Senior Notes issued by the Parent pursuant to that certain Note Agreement dated as of May 15, 1997 among the Parent, Massachusetts Mutual Life Insurance Company and United of Omaha Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (u) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Massachusetts Mutual Life Insurance Company and United of Omaha Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (t) above;

            (v) Obligations pursuant to that certain Trade Acceptance Purchase Agreement dated as of August 13, 2001 between the Parent and The Northern Trust Company, as amended by the First Amendment thereto dated as of April 29, 2002, the Second Amendment thereto dated as of June 30, 2002, the Third Amendment thereto dated as of November 22, 2002 and the Fourth Amendment thereto dated December 26, 2002, in an aggregate amount not in excess of $8,000,000;

            (w) Credit facilities in the aggregate amount not to exceed CDN $30,000,000 pursuant to that certain Letter Agreement, dated November 20, 2002, between The Bank of Nova Scotia and Parent and the Terms and Conditions attached thereto; and

            (x) Obligations of A. M. Castle & Co. (Canada), Inc. to the Manitoba Development Corporation pursuant to that certain commitment letter dated September 15, 1998 and the related Demand Debenture dated January 7, 1999.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 3

                        EXTENDED TERM RECEIVABLE OBLIGORS

B & G Manufacturing Co.
J. Baur Machining Inc.
C E S Machine Products Inc.
Conn Tool Mfg. Co. Inc.
Crown Equipment Corp.
Dri-Honing Corp.
Dynaquip Controls Corp.
E B C Industries
Ferguson Metals Inc.
Forest Engineering Inc.
Hall Industries Inc.
Halvorsen Boiler & Eng. Co.
Hanover Gear Manufacturing Co.
Harbor Steel & Supply Corp.
Harmon's Machine Works Inc.
Holgate Products Inc.
Hyspan Prec. Products Inc.
J P Products Inc.
Lake Engineering Inc.
Loudon Industries Inc.
McWilliams Forge Co. Inc.
Metal Mart LLC
Muncy Machine & Tool Co. Inc.
Niles Machine & Tool Works Inc.
Northland Screw Prdts. Inc.
P B M Incorporated
Pace Engineering Inc.
Paughco Inc.
Saelens Corp.
Senior Aerospace - Jet Products
Southern Manufacturing Tech.
Standard - Hall Group
Stanley Mach. & Tool Corp.
Stedman Machine Co.
Texas Pneumatic Tools Inc.
TOG Machining Co. Inc.
Trinity Forge Inc.
Western Cutterheads Inc.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Youngers & Sons Mfg. Co. Inc.
Zak Inc.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE CC

                         FORM OF COMPLIANCE CERTIFICATE

                                [To be Attached]

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                       44